              As filed with the Securities and Exchange Commission

                             on December 28, 2000

                             Securities Act File No.

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / x /
                                                                   ---

     Pre-Effective Amendment No. /____/ Post-Effective Amendment No. /____/

                               SCUDDER FUNDS TRUST
               (Exact Name of Registrant as Specified in Charter)

            Two International Place, Boston, Massachusetts 02110-4103
               (Address of Principal Executive Offices) (Zip Code)

                                  John Millette
                        Scudder Kemper Investments, Inc.
                             Two International Place
                              Boston, MA 02110-4103
                     (Name and Address of Agent for Service)

                                 (617) 295-1000
                  (Registrant's Area Code and Telephone Number)

                                 with copies to:

     Caroline Pearson, Esq.             Joseph R. Fleming, Esq.
     Scudder Kemper Investments, Inc.   Dechert
     Two International Place            Ten Post Office Square - South
     Boston, MA 02110-4103              Boston, MA 02109-4603

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after this Registration Statement is declared effective.



                      Title of Securities Being Registered:
                 Shares of Beneficial Interest ($.01 par value)
           of Scudder Short Term Bond Fund, a series of the Registrant


 -------------------------------------------------------------------------------

     It is proposed that this filing will become effective on January 27, 2001 pursuant to Rule 488 under the Securities Act of 1933.

--------------------------------------------------------------------------------

No filing fee is required because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                                     PART A

             INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                     KEMPER SHORT-TERM U.S. GOVERNMENT FUND

     Please take notice that a Special Meeting of Shareholders (the "Meeting") of Kemper Short-Term U.S. Government Fund (the "Fund") will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, for the following purposes:

     Proposal 1:    To elect Trustees of the Fund.

     Proposal 2:    To approve an Agreement and Plan of Reorganization for the
                    Fund (the "Plan"). Under the Plan, (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Scudder Short Term Bond Fund, (ii) each shareholder of the Fund would receive shares of Scudder
                    Short Term Bond Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of their holdings in the Fund, and (iii) the Fund would then be terminated.

     Proposal 3:    To ratify the selection of Ernst & Young LLP as the
                    independent auditors for the Fund for the Fund's current fiscal year.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

     Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                          By Order of the Board,

                                          /s/ Philip J. Collora

                                          Philip J. Collora
                                          Secretary

March 6, 2001

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                TABLE OF CONTENTS

INTRODUCTION....................................................................  __

PROPOSAL 1:  ELECTION OF TRUSTEES...............................................  __

PROPOSAL 2:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION...................  __

             SYNOPSIS...........................................................  __

             PRINCIPAL RISK FACTORS.............................................  __

             THE PROPOSED TRANSACTION...........................................  __

PROPOSAL 3:  RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
             AUDITORS...........................................................  __

ADDITIONAL INFORMATION..........................................................  __

                           PROXY STATEMENT/PROSPECTUS
                                 March [ ], 2001
                  Relating to the acquisition of the assets of
                     KEMPER SHORT-TERM U.S. GOVERNMENT FUND
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                                (800) [       ]
                           --------------------------

             by and in exchange for shares of beneficial interest of
                          SCUDDER SHORT TERM BOND FUND,
                              a separate series of
                  SCUDDER FUNDS TRUST (the "Acquiring Trust")
                             Two International Place
                        Boston, Massachusetts 02110-4103
                                (800) [       ]

                           --------------------------

                                  INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of Kemper Short-Term U.S. Government Fund (the "Fund") in connection with three proposals. Proposal 1 describes the election of Trustees and Proposal 3 proposes the ratification of the selection of the Fund's auditors.

     In Proposal 2, shareholders are asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Scudder Short Term Bond Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund, in exchange for shares of beneficial interest of Scudder Short Term Bond Fund and the assumption by Scudder Short Term Bond Fund of all of the liabilities of the Fund, as described more fully below (the "Reorganization"). Shares of Scudder Short Term Bond Fund received would then be distributed to the shareholders of the Fund in complete liquidation of the Fund. As a result of the Reorganization, shareholders of the Fund will become shareholders of Scudder Short Term Bond Fund and will receive shares of Scudder Short Term Bond Fund in an amount equal to the value of their holdings in the Fund as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is expected to occur on or about June 25, 2001.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Proposals 1 and 2 arise out of a restructuring program proposed by Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), the investment manager of both the Fund and Scudder Short Term Bond Fund, described in more detail below. The restructuring program is designed to respond to changing industry conditions and investor needs. Scudder Kemper seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. In addition, Scudder Kemper anticipates changing its name to "Zurich Scudder Investments, Inc." Scudder Kemper believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Funds shareholders.

     Scudder Short Term Bond Fund is a diversified series of shares of beneficial interest of the Acquiring Trust, which is an open-end management investment company organized as a Massachusetts business trust. The Fund, which is also diversified, is the only active series of shares of beneficial interest of Kemper Short Term U.S. Government Fund (the "Acquired Trust"), an open-end management investment company organized as a Massachusetts business trust. In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken by either the Fund or Scudder Short Term Bond Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actually taken by either the Acquired Trust or the Acquiring Trust, on behalf of the applicable Fund.

     This Proxy Statement/Prospectus sets forth concisely the information about Scudder Short Term Bond Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of Scudder Short Term Bond Fund, see Scudder Short Term Bond Fund's prospectus dated March 1, 2001, as supplemented from time to time, which is included in the materials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment objective, policies, restrictions and risks of the Fund, see the Fund's prospectus dated January 1, 2001, as supplemented from time to time, which is also incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Fund at the telephone number or address listed above.

     Also incorporated herein by reference is Scudder Short Term Bond Fund's statement of additional information dated March 1, 2001, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Scudder Short Term Bond Fund at the telephone number or address listed above. A Statement of Additional Information, dated [Date], containing additional information about the Reorganization has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Information is available upon request and without charge by calling or writing Scudder Short Term Bond Fund at the telephone number or address listed above. Shareholder inquiries regarding Scudder Short Term Bond
Fund may be made by calling (800) [     ] and shareholder inquiries regarding
the Fund may be made by calling (800) [      ]. The information contained in
this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

     The Board of Trustees that oversees the Fund is soliciting proxies from shareholders of the Fund for the Special Meeting of Shareholders to be held on May 24, 2001, at Scudder Kemper's offices, 13th Floor, Two International Place, Boston, MA 02110-4103 at 4:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

     The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

                        PROPOSAL 1: ELECTION OF TRUSTEES

     At the Meeting, shareholders will be asked to elect eleven individuals to constitute the Board of Trustees to oversee the Fund. Shareholders are being asked to elect these individuals to the Board of Trustees in case the Plan, as described under Proposal 2, is not approved by shareholders. However, if the Plan is approved, the current Board of Trustees of the Acquiring Trust will oversee the operations of the combined fund (see "Synopsis - Other Differences Between the Funds" under Proposal 2).

     As discussed further below, Scudder Kemper commenced an initiative to restructure and streamline the management and operations of the funds it advises. In connection with that initiative, the Independent Trustees (as defined below) of the two separate boards of Kemper Funds proposed to consolidate into a single board. The eleven individuals who have been nominated for election as Trustees of the Fund were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Seven of the nominees are currently Trustees of the Fund and three of the nominees are currently trustees or directors of other Kemper Funds. One of the nominees, although not currently a trustee or officer of any Kemper Fund, is a senior executive officer of Scudder Kemper. These eleven nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Funds and Scudder Kemper.

     The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:

--------------------------------------------------------------------------------
                                                                      Year First
Name (Date of Birth), Principal Occupation and Affiliations            Became a
                                                                         Board
                                                                         Member
--------------------------------------------------------------------------------

John W. Ballantine (2/16/46),/(1)/ Retired; formerly, First
Chicago NBD Corporation/The First National Bank of Chicago:
1996-1998 Executive Vice President and Chief Risk                       1999
Management Officer; 1995-1996 Executive Vice President and
Head of International Banking.
--------------------------------------------------------------------------------

Lewis A. Burnham (1/8/33),/(1)/ Retired; formerly, Partner,
Business Resources Group; formerly, Executive Vice President,           1987
Anchor Glass Container Corporation.
--------------------------------------------------------------------------------

Linda C. Coughlin (1/1/52),*/(2)/ Managing Director, Scudder
Kemper.                                                                 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Donald L. Dunaway (3/8/37),/(1)/ Retired; formerly, Executive
Vice President, A.O. Smith Corporation (diversified                     1987
manufacturer).
--------------------------------------------------------------------------------

James R. Edgar (7/22/46),/(3)/ Distinguished Fellow, University         Nominee
of Illinois Institute of Government and Public Affairs;
Director, Kemper Insurance Companies (not affiliated with the
Kemper Funds); formerly, Governor, State of Illinois.
--------------------------------------------------------------------------------

William F. Glavin (8/30/58),*Managing Director, Scudder                 Nominee
Kemper.
--------------------------------------------------------------------------------

Robert B. Hoffman (12/11/36),/(1)/ Retired, formerly, Chairman,
Harnischfeger Industries, Inc. machinery for the mining and
paper industries); formerly, Vice Chairman and Chief
Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of
International 1987 Operations, FMC Corporation (manufacturer of         1987
machinery and chemicals); Director, Harnischfeger Industries, Inc.
--------------------------------------------------------------------------------

Shirley D. Peterson (9/3/41),/(1)/ Retired; formerly, President,
Hood College; formerly, Partner, Steptoe & Johnson (attorneys);
prior thereto, Commissioner, Internal Revenue Service; prior
thereto, Assistant Attorney General (Tax), U.S. Department of           1995
Justice; Director, Bethlehem Steel Corp.
--------------------------------------------------------------------------------

Fred B. Renwick (2/1/30),/(3)/ Professor of Finance, New York           Nominee
University, Stern School of Business; Director, the Wartburg
Foundation; Chairman, Investment Committee of Morehouse College
Board of Trustees; Director, American Bible Society Investment
Committee; previously member of the Investment Committee of
Atlanta University Board of Trustees; formerly Director of
Board of Pensions Evangelical Lutheran Church in America.
--------------------------------------------------------------------------------

William P. Sommers (7/22/33),/(1)/ Consultant and Director,
SRI Consulting; prior thereto, President and Chief Executive
Officer, SRI International (research and development); prior
thereto, Executive Vice President, Iameter (medical information         1987
and educational service provider); prior thereto, Senior Vice
President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Director, PSI Inc., Evergreen Solar, Inc. and
Litton Industries.
--------------------------------------------------------------------------------

John G. Weithers (8/8/33),/(3)/ Formerly, Chairman of the Board         Nominee
and Chief Executive Officer, Chicago Stock Exchange; Director,
Federal Life Insurance Company; President of the Members of the
Corporation and Trustee, DePaul University.
--------------------------------------------------------------------------------

* Interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
/(1)/ Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by Scudder Kemper.
/(2)/ Ms. Coughlin serves as a board member of 52 investment companies with 97 portfolios managed by Scudder Kemper.
/(3)/ Messrs. Edgar, Renwick and Weithers serve as board members of 16 investment companies with 58 portfolios managed by Scudder Kemper.

Trustees Not Standing for Re-Election:

--------------------------------------------------------------------------------
                                         Present Office with the Fund;
                                       Principal Occupation or Employment
Name (Date of Birth)                           and Directorships
--------------------                           -----------------
--------------------------------------------------------------------------------

Donald R. Jones (1/17/30)       Trustee; Retired; Director, Motorola, Inc.
                                (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

--------------------------------------------------------------------------------

Thomas W. Littauer (4/26/55)*   Chairman, Trustee and Vice-President; Managing
                                Director, Scudder Kemper; formerly, Head of
                                Broker Dealer Division of Putnam Investment
                                Management; formerly, President of Client
                                Management Services for Fidelity Investments.

--------------------------------------------------------------------------------

*    Interested person of the Fund, as defined in the 1940 Act.

     Appendix 1 lists the number of shares of the Fund owned directly or beneficially by the Trustees and by the nominees for election.

Responsibilities of the Board of Trustees -- Board and Committee Meetings

     The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of two individuals who are considered "interested" Trustees, and nine individuals who have no affiliation with Scudder Kemper and who are not considered "interested" Trustees (the "Independent Trustees"). The SEC has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, more than 75% will be Independent Trustees. The Independent Trustees have been selected and nominated solely by the current Independent Trustees of the Fund.

     The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

     Currently, the Board of Trustees has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and a Contract Renewal Committee. During calendar year 2000, the Board of Trustees met eight times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

     The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. Currently, the members of the Audit Committee are Donald A. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

     The Board of Trustees has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Fund. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Peterson and William P. Sommers. The Nominating and Governance Committee held one meeting during calendar year 2000.

Officers

     The following persons are officers of the Fund:

--------------------------------------------------------------------------------------------------------------------
Name (Date of Birth)                     Present Office with the Fund;              Year First Became an Officer/1/
--------------------                        Principal Occupation or                 ----------------------------
                                                  Employment
                                                  ----------

--------------------------------------------------------------------------------------------------------------------
Mark S. Casady (10/15/26)                President; Managing Director,              1998
                                         Scudder Kemper; formerly,
                                         Institutional Sales Manager of an
                                         unaffiliated mutual fund distributor.
--------------------------------------------------------------------------------------------------------------------
Philip J. Collora (11/15/45)             Vice President and Secretary;              1987
                                         Attorney; Senior Vice President,
                                         Scudder Kemper.
--------------------------------------------------------------------------------------------------------------------
Thomas W. Littauer (4/26/55)             Vice President, Chairman and Trustee;      1998
                                         Managing Director, Scudder Kemper,
                                         Head of Broker Dealer Division of an
                                         unaffiliated investment management firm
                                         during 1997; prior thereto, President
                                         of Client Management Services of an
                                         unaffiliated investment management
                                         firm from 1991 to 1996.
--------------------------------------------------------------------------------------------------------------------
Kathryn L. Quirk (12/3/52)               Vice President; Managing Director,         1998
                                         Scudder Kemper.
--------------------------------------------------------------------------------------------------------------------
Richard L. Vandenberg ([  ])             Vice President; Managing Director,         1997
                                         Scudder Kemper; formerly, Executive
                                         Vice President and Senior Portfolio
                                         Manager with an unaffiliated
                                         investment management firm.
--------------------------------------------------------------------------------------------------------------------
Linda J. Wondrack (9/12/64)              Vice President; Senior Vice                1998
                                         President, Scudder Kemper.
--------------------------------------------------------------------------------------------------------------------
John R. Hebble (6/27/58)                 Treasurer; Senior Vice President,          1998
                                         Scudder Kemper.
--------------------------------------------------------------------------------------------------------------------
Brenda Lyons (2/21/63)                   Assistant Treasurer; Senior Vice           1998
                                         President, Scudder Kemper.
--------------------------------------------------------------------------------------------------------------------
Caroline Pearson (4/1/62)                Assistant Secretary; Senior Vice           1998
                                         President, Scudder Kemper, formerly,
                                         Associate, Dechert
--------------------------------------------------------------------------------------------------------------------

_______________________

/1/ The President, Treasure and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and allother officers hold offices as the Trustees permit in accordance with the By-laws of the Fund.

--------------------------------------------------------------------------------------------------------------------
                                         Price & Rhoads (law firm) from 1989
                                         -1997.
--------------------------------------------------------------------------------------------------------------------
Maureen E. Kane (2/14/62)                Assistant Secretary; Vice President,       1998
                                         Scudder Kemper; formerly, Assistant
                                         Vice President of an unaffiliated
                                         investment management firm; prior
                                         thereto, Associated Staff Attorney
                                         of an unaffiliated investment
                                         management firm; Associate, Peabody
                                         & Arnold (law firm).
--------------------------------------------------------------------------------------------------------------------

Compensation of Trustees and Officers

     The Fund pays the Independent Trustees a monthly retainer and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. As reflected below, the Trustees currently serve as board members of various other Kemper Funds. Scudder Kemper supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Fund makes no direct payments to them.

     To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Fund are not entitled to benefits under any pension or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with Scudder Kemper agreeing to bear one-half the cost of such benefit, given that Scudder Kemper also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Fund who is not standing for re-election, will receive such a one-time benefit. The amount received on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078.

     The following Compensation Table provides in tabular form the following data:

     Column (1) All Trustees who receive compensation from the Fund.

     Column (2) Aggregate compensation received by each Trustee from the Fund during calendar year 2000.

     Column (3) Total compensation received by each Trustee from funds advised by Scudder Kemper (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

--------------------------------------------------------------------------------

                            Aggregate Compensation       Total Compensation From
Name of Trustee             from Fund                    Fund Complex/(2)(3)/
--------------------------------------------------------------------------------
John W. Ballantine
--------------------------------------------------------------------------------
Lewis A. Burnham
--------------------------------------------------------------------------------
Linda C. Coughlin
--------------------------------------------------------------------------------
Donald L. Dunaway
--------------------------------------------------------------------------------
Robert B. Hoffman
--------------------------------------------------------------------------------
Donald R. Jones
--------------------------------------------------------------------------------
Shirley D. Peterson
--------------------------------------------------------------------------------
William P. Sommers
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


/(1)/ Includes deferred fees. Pursuant to deferred compensation agreements with the Fund, deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Fund to Mr. Dunaway are $_______.

/(2)/ Includes compensation for service on the boards of [ ] Kemper trusts/corporations comprised of [ ] funds. Each trustee currently serves on the boards of [ ] Kemper trusts/corporations comprised of [ ] funds.

/(3)/ Aggregate compensation does not reflect amounts paid to the Trustees for special meetings in connection with the Scudder Kemper restructuring initiative. Such amounts totaled [$_______, $_______, $_______, $_______, $_______, $_______
and $_______ for Messrs. Ballantine, Burnham, Dunaway, Hoffman, Jones, Sommers and Ms. Peterson], respectively.

                  The Board of Trustees unanimously recommends
            that the shareholders of the Fund vote FOR each nominee.

                        PROPOSAL 2: APPROVAL OF AGREEMENT
                           AND PLAN OF REORGANIZATION

I.   SYNOPSIS

Introduction

     The Board of Trustees, including all of the Independent Trustees, approved the Plan at a meeting held on November 29, 2000. Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Scudder Short Term Bond Fund in exchange for Class A, Class B and Class C shares of Scudder Short Term Bond Fund; (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund; and (c) the termination of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder Short Term Bond Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund. Immediately after the Reorganization, each shareholder of the Fund will hold shares of the class of shares of Scudder Short Term Bond Fund that corresponds to the class of shares of the Fund held by that shareholder on the Valuation Date, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund on the Valuation Date.

     Scudder Kemper is the investment manager of both Funds. If the Reorganization is completed, the Fund's shareholders will continue to enjoy all of the same shareholder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvestment. Services provided to the Class A, Class B and Class C shareholders of Scudder Short Term Bond Fund following the Reorganization will be identical to those currently provided to shareholders of the corresponding class of the Fund. See "Purchase, Redemption and Exchange Information."

Background of the Reorganization

     The Reorganization is part of a broader restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years.

During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this expansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by Scudder Kemper has followed this pattern.

     As a result, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered under the "Scudder" name. Scudder Kemper believes, and has advised the boards, that further reducing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds will benefit fund shareholders. Scudder Kemper has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and policies. Scudder Kemper believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment performance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Kemper Funds.

     Most of the Scudder Funds have recently adopted a new fee structure for certain administrative services. Under this fee structure, in exchange for payment by a fund of a single administrative fee rate, Scudder Kemper provides or pays for substantially all services that the fund normally requires for its operations, other than those provided under the fund's investment management agreement and certain other expenses. This administrative fee enables investors to determine with greater certainty the expense level that a fund will experience, and, for the term of the administration agreement, transfers substantially all of the risk of increased costs to Scudder Kemper. Likewise, Scudder Kemper receives all of the benefits of economies of scale from increases in asset size or decreased operating expenses. As part of the restructuring effort, Scudder Kemper has proposed extending this administrative fee structure to those funds currently offered under the Kemper name.

     The fund consolidations and the consolidation of the boards currently overseeing the Kemper Funds (see Proposal 1 above) are expected to have a positive impact on Scudder Kemper, as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for Scudder Kemper in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

     Since receiving Scudder Kemper's proposals on May 24, 2000, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of Scudder Kemper, the Independent Trustees have requested, and Scudder Kemper has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction - Board Approval of the Proposed Transaction" below.

     In determining whether to recommend that the shareholders of the Fund approve the Reorganization, the Board of Trustees considered that:

     . Given the Fund's relative small size and Scudder Kemper's commitment to a streamlined family of funds, the Reorganization would allow shareholders to continue their investment in a comparable fund and will be effected on a tax-free basis, as opposed to liquidation, which would be a taxable transaction.

     . The combined fund would adopt the lower fee schedule of the two Funds' investment advisory agreements.

     . The fixed fee rate under the Administration Agreement is expected to be, in the case of Class A shares, less than the estimated applicable operating expenses such class would otherwise pay. In the case of Class B shares and Class C shares, the fixed fee rate under the Administration Agreement is expected to be higher than the estimated current operating expenses such classes would otherwise pay; however, due to the combined fund's lower investment advisory fee, the overall expense ratio for Class B and Class C shares is expected to be lower than the overall expense ratio that would otherwise apply to such classes.

     . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

     . Although the Fund agreed to pay the estimated costs of the Reorganization allocated to Class A shares and a portion of the estimated costs of the Reorganization allocated to Class B shares, management has estimated that such allocated costs will be recoverable from lower overall expense rates within six months of completion of the Reorganization. Scudder Kemper agreed to pay all of the estimated costs of the Reorganization allocated to Class C shares, a portion of the estimated costs of the Reorganization allocated to Class B shares and all of the costs of the Reorganization that exceed estimated costs.

     For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:

     . the Reorganization is in the best interests of the Fund and its shareholders; and

     . the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization.

     Accordingly, the Trustees unanimously recommend approval of the Plan effecting the Reorganization. If the Plan is not approved, the Fund will continue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

     This Section will help you compare the investment objectives and policies of the Fund and Scudder Short Term Bond Fund. Please be aware that this is only a summary. More complete information can be found in the Funds' prospectuses.

     The investment objective of Scudder Short Term Bond Fund is to provide high income while managing its portfolio in a way that is consistent with maintaining a high degree of stability of shareholders' capital. The investment objective of the Fund is to seek high current income and preservation of capital. There can be no assurance that either Fund will achieve its investment objective.

     Both Funds emphasize short-term high quality debt securities. The Fund, however, under normal circumstances, must invest at least 65% of its total assets in U.S. government securities and historically has been fully invested in U.S. government securities. Scudder Short Term Bond Fund, on the other hand, invests at least 65% of its total assets in a blend of U.S. government securities and other high-quality non-U.S. government securities (i.e. debt securities rated AAA or AA by Standard & Poor's Rating Services or Aaa or Aa by Moody's Investor Service, Inc.), and historically has held only a portion of its assets in U.S. government securities. See "Comparative Considerations" on the next page.

     The U.S. government securities in which each Fund invests include those issued by such government's agencies and instrumentalities, as well as, for the Fund, repurchase agreements of U.S. government securities. Each Fund may invest in other types of income-producing securities, such as mortgage- and asset-backed securities, and corporate bonds, although historically, the Fund has not invested in such securities. Mortgage and asset-backed securities may represent a substantial portion of Scudder Short Term Bond Fund's assets because of their potential to offer high yields while also meeting its quality policies. Also, unlike the Fund, Scudder Short Term Bond Fund may invest in bonds of foreign issuers, including foreign governments, although, generally, most of the securities in which it invests are from U.S. issuers.

     Although the Fund has not historically done so, it may invest up to 35% of its total assets in non-U.S. government investment-grade bonds, including up to 10% of its total assets in "high yield" or "junk" bonds (i.e., grade BB/Ba and below). Scudder Short Term Bond Fund could invest up to 35% of its total assets in bonds of the third and/or fourth highest rating categories, which are still considered investment-grade, but may not buy any junk bonds. The dollar-weighted average effective maturity of each Fund is generally less than three years. The Funds are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), although the Investment Manager does not intend to use them as principal investments, and might not use them at all.

     In deciding which types of securities to buy and sell for the Funds, the Investment Manager typically weighs a number of factors, including economic outlooks, possible interest rate movements and changes in supply and demand within the bond market. In choosing individual bonds for Scudder Short Term Bond Fund, the Investment Manager considers how they are structured and uses independent analysis of issuers' creditworthiness. In deciding which types of government bonds to buy and sell for the Fund, the Investment Manager first considers the relative attractiveness of Treasuries compared to other U.S. government and agency securities and determines allocations for each, based on a number of factors, such as interest rate outlooks and changes in supply and demand within the bond market. If the Investment Manager decides to purchase corporate bonds for the Fund, it uses independent analysis to look for established companies with histories of dependable dividend payments and stable or growing prices. The Fund and Scudder Short Term Bond Fund have different portfolio managers.

     The Funds' fundamental investment restrictions, as such restrictions are set forth in each Fund's statement of additional information, are identical. Fundamental investment restrictions may not be changed without the approval of Fund shareholders. Certain differences exist, however, between the Funds' non-fundamental investment restrictions (which may be changed by the board without shareholder approval), as such restrictions are set forth in each Fund's statement of additional information. For instance, Scudder Short Term Bond Fund may lend portfolio securities in an amount not greater than 5% of its total assets, while the Fund may do so in an amount not greater than one-third of its total assets. In addition, while only the Fund has a stated investment restriction limiting investment in illiquid securities to 15% of net assets, both Funds are subject to such a limitation under applicable regulations. Investors should refer to each Fund's statement of additional information for a more detailed description of the Fund's investment policies and restrictions.

Portfolio Turnover

     The portfolio turnover rate for Scudder Short Term Bond Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended December 31, 2000 was [ ]%. The portfolio turnover rate for the Fund for the fiscal year ended August 31, 2000 was 283%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Comparative Considerations

     The portfolio characteristics of the combined Fund after the Reorganization will reflect the blended characteristics of the Fund and Scudder Short Term Bond Fund. The following characteristics are as of ____, 2000 for both Funds and also reflect the blended characteristics of both Funds after the Reorganization as of that same date.

---------------------------------------------------------------------------------------------------------------------
                                  Avg.        Avg.      Percentage    Percentage          Portfolio Quality(4)
                                Maturity    Duration    Invested in   Invested in
                     Yield(1)  (Years)(2)  (Years)(2)      U.S.        Non-U.S.
                                                        Government    Government
                                                       Securities(3) Securities(3)
                                                                                   ----------------------------------
                                                                                      BBB or     Below     Unrated
                                                                                      above       BBB
---------------------------------------------------------------------------------------------------------------------
 Fund

 Scudder Short Term
 Bond Fund
 New (Pro forma)(5)

---------------------------------------------------------------------------------------------------------------------

(1) The yield provided for the Fund represents the yield for its Class A shares and the yield provided for Scudder Short Term Bond Fund represents the yield for its Class S shares, for the 30 days ended ____________, 2000. The yield is computed by dividing the net investment income per share earned during a specified one month or 30-day period by the maximum offering price per share on the last day of the period. In the case of the Class S shares of Scudder Short Term Bond Fund, the maximum offering price was calculated using the up-front sales charge [and the current expense ratio] applicable to the Fund's Class A shares. The pro forma yield reflects the Class A shares up-front sales charge and estimated expense ratio of the combined Fund, giving effect to the Reorganization, and, therefore, is not necessarily indicative of the actual yield to any particular shareholder. The yield for other classes of shares would vary.

(2) Both dollar-weighted average maturity and duration reflect the sensitivity of a Fund to interest rate fluctuations. The average dollar-weighted maturity of a Fund is the dollar-weighted average of the stated maturities of all debt instruments held by the Fund. Duration is the weighted present value of principal and interest payments expressed in years and may more accurately measure a Fund's sensitivity to incremental changes in interest rates than average maturity. Other factors being equal (e.g., portfolio quality), a Fund with a longer maturity and duration reacts more strongly to interest rate changes than a Fund with a shorter maturity and duration. For example, a Fund with a duration of five (5) years is expected to experience a price decrease of roughly five percent (5%) for each percent increase in interest rates while a comparable Fund with a duration of four (4) years is expected to experience a price decrease of roughly four percent (4%) for the same change in interest rates.

(3) Each Fund invests in short-term high quality debt securities. The Fund, however, historically has invested all of its assets in U.S. government securities, whereas Scudder Short Term Bond Fund historically has invested only a portion of its assets in U.S. government securities. Scudder Short Term Bond Fund invests in a mix of U.S. government securities and other high quality non-U.S. government securities. See "Investment Objectives, Policies and Restrictions of the Funds" for a more detailed description.

(4) Represents the higher of ratings by Moody's and S&P. See [Annex A] to the Statement of Additional Information for a general description of Moody's and S&P's ratings.

(5) Reflects the blended characteristics of the Fund and Scudder Short Term Bond Fund as of ______________, 2000.

Performance

     The following table shows how the returns of the Fund and Scudder Short Term Bond Fund over different periods average out. For context, the table also includes broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The performances of both Funds and the index vary over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distributions.

                           Average Annual Total Return
                     for the Periods Ended December 31, 2000

                                 [Insert Table]

     For management's discussion of Scudder Short Term Bond Fund's performance for the fiscal year ended December 31, 2000, please refer to Exhibit B.

Investment Manager; Fees and Expenses

     Each Fund retains the investment management firm of Scudder Kemper, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees. Scudder Kemper is a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103.

     Pursuant to separate contracts, both Funds pay the Investment Manager a graduated investment management fee, although the fee rates and breakpoints differ. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of December 31, 2000, Scudder Short Term Bond Fund
had total net assets of $[     ]. For the fiscal year ended December 31, 2000,
Scudder Short Term Bond Fund paid the Investment Manager a fee of [ ]% of its average daily net assets. As of August 31, 2000, the Fund had total net assets of $163,397,000. For the fiscal year ended August 31, 2000, the Fund paid the Investment Manager a fee of .55% of its average daily net assets.

     The fee schedule for the combined fund after the Reorganization will be identical to the current fee schedule for Scudder Short Term Bond Fund. Currently the fee schedules for the Fund and Scudder Short Term Bond Fund are as follows:

---------------------------------------------------------------------------------------------------------
                    Fund                                           Scudder Short Term Bond Fund
---------------------------------------------------------------------------------------------------------
Average Daily Net Assets             Fee Rate         Average Daily Net Assets                  Fee Rate
------------------------             --------         ------------------------                  --------
First $250 Million                   0.55%            First $1.5 billion                        0.450%
Next $750 million                    0.52%            Next $500 million                         0.425%
Next $1.5 billion                    0.50%            Next $1 billion                           0.400%
Next $2.5 billion                    0.48%            Next $1 billion                           0.385%
Next $2.5 billion                    0.45%            Next $1 billion                           0.370%
Next $2.5 billion                    0.43%            Next $1 billion                           0.355%
Next $2.5 billion                    0.41%            Over $6 billion                           0.340%
Over $12.5 billion                   0.40%
---------------------------------------------------------------------------------------------------------

     Based upon the Fund's average net assets for the twelve-month period ended September 30, 2000, the effective advisory fee rate for the Fund was .55%. Based upon each Fund's average net assets for the twelve-month period ended September 30, 2000, the effective advisory fee rate for Scudder Short Term Bond Fund after the Reorganization would be 0.45% of average daily net assets.

Administrative Fee

     Scudder Short Term Bond Fund has entered into an administration agreement with Scudder Kemper (the "Administration Agreement"), pursuant to which Scudder Kemper provides or pays others to provide substantially all of the administrative services required by the Class A, Class B and Class C shares of Scudder Short Term Bond Fund (other than those provided by Scudder Kemper under its investment management agreement with that Fund) in exchange for the payment by Scudder Short Term Bond Fund of an annual administrative services fee (the "Administrative Fee") equal to .325%, .375% and .35% of average daily net assets attributable to the Class A, Class B and Class C shares, respectively. The fees for the services provided by Kemper

Distributors, Inc. ("KDI") under its current services agreement and underwriting and distribution agreement with Scudder Short Term Bond Fund are not covered by, and are in addition to, the Administrative Fee. One effect of this arrangement is to make Scudder Short Term Bond Fund's future expense ratio more predictable. On the other hand, the administrative fee rate does not decrease with economies of scale from increases in asset size or decreased operating expenses. The details of this arrangement (including expenses that are not covered) are set out below.

     Various service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to Scudder Short Term Bond Fund pursuant to separate agreements. These Service Providers may differ from current Service Providers of the Fund. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for Scudder Short Term Bond Fund and maintains its accounting records. Kemper Service Company ("KSvC"), also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the Class A, Class B and Class C shares of Scudder Short Term Bond Fund. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company ("State Street") holds the portfolio securities of Scudder Short Term Bond Fund, pursuant to a custodian agreement. Other Service Providers include the independent public accountants and legal counsel for Scudder Short Term Bond Fund.

     Under the Administration Agreement, each Service Provider provides the services to Scudder Short Term Bond Fund described above, except that Scudder Kemper pays these entities for the provision of their services to Scudder Short Term Bond Fund and pays most other fund expenses, including insurance, registration, printing and postage fees. In return, Scudder Short Term Bond Fund pays Scudder Kemper the Administrative Fee.

     The Administration Agreement will remain in effect with respect to the Class A, Class B and Class C shares for an initial term ending September 30, 2003, subject to earlier termination by the trustees that oversee Scudder Short Term Bond Fund. The fee payable by Scudder Short Term Bond Fund to Scudder Kemper pursuant to the Administration Agreement is reduced by the amount of any credit received from Scudder Short Term Bond Fund's custodian for cash balances.

     Certain expenses of Scudder Short Term Bond Fund are not borne by Scudder Kemper under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). Scudder Short Term Bond Fund continues to pay the fees required by its investment management agreement with Scudder Kemper. In addition, it pays the fees under its services agreement and underwriting and distribution services agreement with KDI, as described in "Distribution and Service Fees" below.

Comparison of Expenses

     The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class A, Class B and Class C shares of Scudder Short Term Bond Fund, and compares these with the expenses of the Fund. [Comparative statement regarding expenses to be inserted.] Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 (prior to the creation of Class A, Class B and Class C shares) and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorganization had been in effect for the period.

                            Expense Comparison Table
                                 Class A Shares


                                                                   Scudder
                                                                  Short Term         Pro Forma
                                                     Fund          Bond Fund       (Combined)(1)
                                                     ----          ---------       ---------
Shareholder Fees
----------------

Maximum Sales Charge (Load) Imposed on               2.75%              2.75%           2.75%
Purchases (as % of offering price)

Maximum Contingent Deferred Sales Charge             None               None            None
(Load) (as % of redemption proceeds)(2)


Annual Fund Operating Expenses (unaudited)
------------------------------
(as a % of average net assets)
------------------------------

Management Fees                                       .55%               .45%            .45%

Rule 12b-1/ASF Fees                                   .22%               .25%            .22%

Other Expenses                                        .35%               .33%(3)         .33%
                                                     ----               ----            ----

Total Annual Fund Operating Expenses                 1.12%              1.03%           1.00%


Expense Example of Total Operating
----------------------------------
Expenses at the End of the Period(4)
---------------------------------

One Year                                           $  386             $  377          $  374

Three Years                                        $  621             $  594          $  585

Five Years                                         $  875             $  828          $  812

Ten Years                                          $1,601             $1,500          $1,466

----------------

Notes to Expense Comparison Table:
---------------------------------
(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to the Reorganization and reflects the effect of the Reorganization, including the implementation of Scudder Short Term Bond Fund's Administration Agreement and adoption of a distribution plan.
(2) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge if sold during the first year after purchase and .50% if sold during the second year after purchase.
(3) Restated to reflect the implementation of Scudder Short Term Bond Fund's Administration Agreement.
(4) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same.

                            Expense Comparison Table
                                 Class B Shares

                                                                    Scudder
                                                                  Short Term             Pro Forma
                                                     Fund          Bond Fund           (Combined)(1)
                                                     ----          ---------           ---------
Shareholder Fees
----------------

Maximum Sales Charge (Load) Imposed on               None               None                None
Purchases (as % of offering price)

Maximum Contingent Deferred Sales Charge             4.00%              4.00%               4.00%
(Load) (as % of redemption proceeds)(2)

Annual Fund Operating Expenses (unaudited)
------------------------------
(as a % of average net assets)
------------------------------

Management Fees                                       .55%               .45%                .45%

Rule 12b-1/ASF Fees                                  1.00%              1.00%               1.00%

Other Expenses                                        .35%               .38%(3)             .38%
                                                     ----               ----                ----

Total Annual Fund Operating Expenses                 1.90%              1.83%               1.83%

Expense Example of Total Operating
----------------------------------
Expenses Assuming Redemption at the
-----------------------------------
End of the Period(4)
-----------------

One Year                                           $  593             $  586              $  586

Three Years                                        $  897             $  876              $  876

Five Years                                         $1,227             $1,190              $1,190

Ten Years                                          $1,832             $1,745              $1,745

Expense Example of Total Operating
----------------------------------
Expenses Assuming No Redemption at the
--------------------------------------
End of the Period(4)
------------------
One Year                                           $  193             $  186              $  186

Three Years                                        $  597             $  576              $  576

Five Years                                         $1,027             $  990              $  990

Ten Years                                          $1,832             $1,745              $1,745

____________
Notes to Expense Comparison Table:
---------------------------------
(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to the Reorganization and reflects the effect of the Reorganization, including the implementation of Scudder Short Term Bond Fund's Administration Agreement and adoption of a distribution plan.
(2) Contingent deferred sales charges on Class B shares sold within the first six years of ownership are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.
(3) Restated to reflect the implementation of Scudder Short Term Bond Fund's Administration Agreement.
(4) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. Assumes conversion to Class A shares six years after purchase.

                            Expense Comparison Table
                                 Class C Shares

                                                                    Scudder             Reorganized
                                                                  Short Term              Fund
                                                     Fund          Bond Fund           Pro Forma(1)
                                                     ----          ---------           ---------
Shareholder Fees
----------------

Maximum Sales Charge (Load) Imposed on               None               None                None
Purchases (as % of offering price)

Maximum Contingent Deferred Sales Charge             1.00%              1.00%               1.00%
(Load) (as % of redemption proceeds)(2)

Annual Fund Operating Expenses (unaudited)
------------------------------
(as a % of average net assets)
------------------------------
Management Fees                                       .55%               .45%                .45%

Rule 12b-1/ASF Fees                                  1.00%              1.00%               1.00%

Other Expenses                                        .30%               .35%                .35%
                                                     ----               ----                ----

Total Annual Fund Operating Expenses                 1.85%              1.80%               1.80%

Expense Example of Total Operating
----------------------------------
Expenses Assuming Redemption at the
-----------------------------------
End of the Period(4)
-----------------
One Year                                           $  288             $  283              $  283

Three Years                                        $  582             $  566              $  566

Five Years                                         $1,001             $  975              $  975

Ten Years                                          $2,169             $2,116              $2,116

Expense Example of Total Operating
----------------------------------
Expenses Assuming No Redemption at the
--------------------------------------
End of the Period(4)
-----------------

One Year                                           $  188             $  183              $  183

Three Years                                        $  582             $  566              $  566

Five Years                                         $1,001             $  975              $  975

Ten Years                                          $2,169             $2,116              $2,116

_____________
Notes to Expense Comparison Table:
---------------------------------
(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to the Reorganization and reflects the effect of the Reorganization, including the implementation of Scudder Short Term Bond Fund's Administration Agreement and adoption of a distribution plan.
(2) Contingent deferred sales charge on Class C shares is 1% for shares sold during the first year after purchase.
(3) Restated to reflect the implementation of Scudder Short Term Bond Fund's Administration Agreement.
(4) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same.

Financial Highlights

     The financial highlights table for Scudder Short Term Bond Fund prior to the creation of Class A, Class B and Class C shares, which is intended to help you understand Scudder Short Term Bond Fund's financial performance for the past five years, is included in Scudder Short Term Bond Fund's prospectus dated March 1, 2000, which is included in the materials that have been provided to you with this document.

Distribution and Services Fees

     Pursuant to an underwriting and distribution services agreement with Scudder Short Term Bond Fund, KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Investment Manager, acts as the principal underwriter and distributor of the Class A, Class B and Class C shares of that Fund and acts as agent of the Fund in the continuing offer of such shares. Scudder Short Term Bond Fund has adopted distribution plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the existing distribution plans adopted by the Fund, with one exception. As under the current distribution plans for the Fund, Scudder Short Term Bond Fund pays KDI an asset-based fee at an annual rate of 0.75% of Class B and Class C shares. The distribution plans for Scudder Short Term Bond Fund, however, unlike the distribution plans for the Fund, also authorize the payment to KDI of the 0.25% services fee with respect to the Class A, Class B and Class C shares pursuant to the services agreement described below. Neither KDI nor the Trustees of the Fund believe that the services performed by KDI under the services agreement have been primarily intended to result in sales of fund shares (i.e., "distribution" services) as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the services agreement are "distribution" services, the distribution plans for Scudder Short Term Bond Fund authorize the payment of the services fee. The fact that the services fee is authorized by Scudder Short Term Bond Fund's distribution plans does not change the fee rate or affect the nature or quality of the services provided by KDI.

     Pursuant to the services agreement with Scudder Short Term Bond Fund, which is substantially identical to the current services agreement with the Fund, KDI receives a services fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares. KDI uses the services fee to compensate financial services firms ("firms") for providing personal services and maintenance of accounts for their customers that hold those classes of shares of Scudder Short Term Bond Fund, and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Fund. All fee amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares.

Purchases, Exchanges, and Redemptions

     Both Funds are part of the Scudder Kemper complex of mutual funds. The procedures for purchases, exchanges, and redemptions of Class A, Class B and Class C shares of Scudder Short Term Bond Fund are identical to those of the Fund. Shares of Scudder Short Term Bond Fund are exchangeable for shares of the same class of most other open-end funds advised by Scudder Kemper offering such shares.

     Corresponding classes of shares of Scudder Short Term Bond Fund have identical sales charges to those of the Fund. Scudder Short Term Bond Fund has a maximum initial sales charge of 2.75% on Class A shares. Shareholders who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (a "CDSC") of up to 1% if the shares are sold within 2 years of the date on which they were purchased. Class B shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption, depending on the length of time the shares are held. The CDSC begins at 4% for shares sold in the first year, declines to 1% in the sixth year and is eliminated after the sixth year. After six years, Class B shares automatically convert to Class A shares. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC of up to 1% if the shares are sold within one year of purchase.

     Class A, Class B and Class C shares of Scudder Short Term Bond Fund received in the Reorganization will be issued at net asset value, without a sales charge, and no CDSC will be imposed on any shares of the Fund exchanged for shares of Scudder Short Term Bond Fund as a result of the Reorganization. However, following the Reorganization, any CDSC that applies to shares of the Fund will continue to apply to shares of Scudder Short Term Bond Fund received in the Reorganization, using the original purchase date for such shares to calculate the holding period, rather than the date such shares are received in the Reorganization.

     Services available to shareholders of Scudder Short Term Bond Fund will be identical to those available to shareholders of the Fund and include the purchase and redemption of shares through an automated telephone system and over the Internet, telephone redemptions, and exchanges by telephone to most other Scudder Kemper funds that offer Class A, Class B and Class C shares, and reinvestment privileges. Please see the Fund's prospectus for additional information.

Dividends and Other Distributions

     Each Fund intends to declare dividends from its net investment income daily and distribute them monthly. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. For retirement plans, reinvestment is the only option.

     If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds.

     Charter Documents.

     The Fund is organized as a Massachusetts business trust and is governed by an Agreement and Declaration of Trust, dated May 28, 1997, as amended. Scudder Short Term Bond Fund is a series of Scudder Funds Trust, which is also a Massachusetts business trust and is governed a Declaration of Trust dated July 24, 1981. Although the organizational documents of the Fund and of Scudder Short Term Bond Fund are substantially similar, some differences do exist. The more significant differences are listed below.

          .     Fund shareholders may remove a Trustee of the Fund by a vote of
          50% of the outstanding shares of the Fund; a vote of two-thirds of the outstanding shares of Scudder Short Term Bond Fund is required to remove a Trustee of Scudder Short Term Bond Fund.

          .     A special meeting of the Fund may be called by shareholders of the Fund holding 25% of the outstanding shares of the Fund (10% if the purpose of the meeting is to consider the removal of a Trustee); a special meeting for all purposes may be called by shareholders holding 10% of the outstanding shares of Scudder Short Term Bond Fund.

     Trustees and Officers.

          The Trustees of the Fund, currently and as proposed under Proposal 1, are different from those of Scudder Short Term Bond Fund. As described in Scudder Short Term Bond Fund's prospectus that has been included in the materials that you received with this document, the following individuals comprise the Board of Trustees of Scudder Short Term Bond Fund: Linda C. Coughlin, Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Joan E. Spero, Jean Gleason Stromberg, Jean C. Tempel, and Steven Zaleznick. In addition, the officers of the Fund and Scudder Short Term Bond Fund are different. (See Proposal 1 and the Statement of Additional Information for further information.)

Fiscal Year.

     The Fund's fiscal year-end is August 31. Scudder Short Term Bond Fund's fiscal year-end is December 31.

     Auditors.

     The Fund's auditors are Ernst & Young LLP. Scudder Short Term Bond Fund's auditors are PricewaterhouseCoopers LLP.

Tax Consequences

     As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                     *                 *                 *

     The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II.  PRINCIPAL RISK FACTORS

     The principal risks presented by Scudder Short Term Bond Fund are similar to those presented by the Fund to the extent they may invest in similar securities. The main risks applicable to each Fund include, among others, risks of investing in government securities, management risk (i.e., securities selection by the Investment Manager), interest rate risk, and risk associated with credit quality. There is no guarantee that the U.S. government will provide support to agencies or instrumentalities issuing the securities and such securities may include risk of loss of principal and interest. In addition, each Fund is subject to the risk that if interest rates drop significantly, holders of the mortgages represented by mortgage-backed securities are more likely to refinance, thus prepaying their obligations and potentially forcing the Funds to reinvest in securities that pay lower interest rates. To the extent that Scudder Short Term Bond Fund invests in foreign securities, it may be exposed to additional risks associated with such investments and foreign currency risk. Foreign investments tend to be more volatile than their U.S. counterparts, for various reasons including political and economic uncertainties and difficulty in obtaining accurate information. In addition, investments in lower rated securities entail relatively greater risk of loss of income and principal than investments in higher rated securities, and may fluctuate more in value. This risk could affect each Fund, but may be more pronounced for the Fund to the extent that it invests a portion of its assets in junk bonds. The Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

     For a further discussion of the investment techniques and risk factors applicable to the Funds, see the "Investment Objectives, Policies and Restrictions of the Funds" above, and each Fund's prospectus and statement of additional information.

III. THE PROPOSED TRANSACTION

Description of the Plan

     As stated above, the Plan provides for the transfer of all or substantially all of the assets of the Fund to Scudder Short Term Bond Fund in exchange for that number of full and fractional Class A, Class B and Class C shares having an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding classes of the Fund as of the close of business on the Valuation Date. Scudder Short Term Bond Fund will assume all of the liabilities of the Fund. The Fund will distribute the Class A, Class B and Class C shares received in the exchange to the shareholders of the Fund in complete liquidation of the Fund. The Fund will then be terminated.

     Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class A, Class B and Class C Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the corresponding class held in the Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Scudder Short Term Bond Fund identical in all material respects to the account currently maintained by the Fund for such shareholder. In the interest of economy and convenience, Class A, Class B and Class C shares issued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class A, Class B or Class C shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the Fund's shareholder servicing agent. Any Class A, Class B or Class C shares of Scudder Short Term Bond Fund distributed in the Reorganization to shareholders in exchange for certificated shares of the Fund may not be transferred, exchanged or redeemed without delivery of such certificates.

     Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class A, Class B or Class C shares of Scudder Short Term Bond Fund received by the shareholder in connection with the Reorganization.

     The obligations of each of the Fund and Scudder Funds Trust on behalf of Scudder Short Term Bond Fund under the Plan are subject to various conditions, as stated therein. The Plan also requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To provide for unforseen events, the Plan may be terminated:
(i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by _____ __, 2001, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party has materially breached its obligations under the Plan or made a material misrepresentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of Scudder Short Term Bond Fund to be issued to the Fund in the Plan to the detriment of the Fund's shareholders without their approval. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

Board Approval of the Proposed Transaction

     As discussed above, the Reorganization is part of a Scudder Kemper initiative that is intended to restructure and streamline the management and operations of the funds Scudder Kemper advises. Scudder Kemper first proposed the Reorganization to the Trustees of the Fund at a meeting held on May 24, 2000, see "Synopsis--Background of the Reorganization" above. This initiative includes five major components:

     (i) A change in branding to offer virtually all funds advised by Scudder Kemper under the Scudder Investments name, with a concentration on intermediary distribution;

     (ii) The combination of funds with similar investment objectives and policies, including in particular the combination of the Kemper Funds with similar Scudder Funds currently offered to the general public;

     (iii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

     (iv) The implementation of an administration agreement for the Kemper Funds similar to that recently adopted by the Scudder Funds covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

     (v) The consolidation of certain boards overseeing funds advised by Scudder Kemper.

     The Independent Trustees of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as board members. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the May 24 meeting, the Independent Trustees met in person or by telephone on numerous occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper, including the "interested" Trustees. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to Scudder Kemper's proposals.

     Following the conclusion of this process, the Trustees of the Fund, the board members of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan that they believed were in the best interests of shareholders and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

     On November 29, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved the terms of the Reorganization and certain related proposals. The Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Fund's shareholders.

     In determining whether to recommend that the shareholders of the Fund approve the Reorganization, the Board of Trustees considered that:

     . Given the Fund's relative small size and Scudder Kemper's commitment to a streamlined family of funds, the Reorganization would allow shareholders to continue their investment in a comparable fund and will be effected on a tax-free basis, as opposed to liquidation, which would be a taxable transaction.

     . The combined fund would adopt the lower fee schedule of the two Funds' investment advisory agreements.

     . The fixed fee rate under the Administration Agreement is expected to be, in the case of Class A shares, less than the estimated applicable operating expenses such class would otherwise pay. In the case of Class B shares and Class C shares, the fixed fee rate under the Administration Agreement is expected to be higher than the estimated current operating expenses such classes would otherwise pay; however, due to the combined fund's lower investment advisory fee, the overall expense ratio for Class B and Class C shares is expected to be lower than the overall expense ratio that would otherwise apply to such classes.

     . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

     . Although the Fund agreed to pay the estimated costs of the Reorganization allocated to Class A shares and a portion of the estimated costs of the Reorganization allocated to Class B shares, management has estimated that such allocated costs will be recoverable from lower overall expense rates within six months of completion of the Reorganization. Scudder Kemper agreed to pay all of the estimated costs of the Reorganization allocated to Class C shares, a portion of the estimated costs of the Reorganization allocated to Class B shares and all of the costs of the Reorganization that exceed estimated costs.

     As part of their deliberations, the Trustees considered, among other things: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Scudder Short Term Bond Fund after the Reorganization, and between the estimated operating expenses of Scudder Short Term Bond Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Funds' investment objectives, policies, restrictions and portfolios; (d) the service features available to shareholders of each Fund; (e) prospects for Scudder Short Term Bond Fund to attract additional assets; and (f) the investment performance of each Fund.

     As part of their analysis, the Trustees considered direct and indirect costs to shareholders including: (a) the direct costs of the Reorganization to be borne by existing shareholders; (b) the potential costs of any necessary rebalancing of the Fund's portfolio; and (c) the potential tax consequences to shareholders as a result of differences in the Funds' realized or unrealized capital gains or losses and capital loss carry forwards.

          Costs. The anticipated costs of the Reorganization allocable to the Fund are $55,842, which includes board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs. Class A shares will pay $32,665, which is 100% of the estimated costs allocable to such class. Class B shares will pay a portion of their estimated allocable costs of the Reorganization ($12,260 out of $20,571 (59.6%)). Scudder Kemper is bearing the remaining costs for Class B shares and all costs for Class C shares, including any cost overruns (except that Scudder Short Term Bond Fund is bearing the SEC and state registration and notice fees which are estimated to be $_________).

          The costs of the Reorganization borne by the Fund have been expensed, resulting in a reduction of the Class A and Class B shares' net asset value per share of $0.0021 and $0.0026, respectively. Management of the Fund expects that reduced operating expenses resulting from the Reorganization should allow for recovery of the costs of the Reorganization within 6 months after the Closing.

          Portfolio Transaction Costs. To consider the potential costs of any necessary rebalancing of the Fund's portfolio as a result of the Reorganization, the Independent Trustees asked for, and Scudder Kemper provided, an estimate of the expected turnover of the securities of the Fund, as a percentage of the assets of the combined Fund, as a result of the Reorganization. Scudder Kemper estimated such turnover to be 5% to 10%, [which would result in estimated brokerage expenses and/or transaction costs of $________ (less than $0.01 per share of the Fund), which the Trustees considered were immaterial]. These estimates were based upon current market conditions at the time and any actual costs will be dependent upon liquidity and market conditions at the Closing. In a "bear" market, for example, such costs could be substantially higher and could result in capital losses.

          Potential Tax Consequences. Although the Reorganizations
          will be achieved on a Federally tax-free basis (see "Federal Income Tax Consequences" below, there are differences in the Funds' realized or unrealized capital gains or losses and
          capital loss carry forwards, which at [       ], 2000 were as
          follows (although they may differ at the time of the Closing):

                             [Charts to be inserted]

          As noted above, under the terms of the Plan, shareholders of the Fund will receive shares of Scudder Short Term Bond Fund in an amount equal to the relative net asset value of their Fund shares. The Trustees considered whether an adjustment in this formula should be made for the above tax differentials. The Trustees determined that no adjustment should be made because the potential tax consequences were not material, quantifiable or predictable because of (1) uncertainties as to the amounts of any actual future realization of capital gains or losses in view of future changes in portfolio values, (2) the exemption of some shareholders from Federal income taxation, and (3) the differing consequences of Federal and various other income taxation upon a distribution received by each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to the shareholder. Shareholders should, however, review their own tax situation to determine what effect, if any, these potential tax differences may have on them.

     The Trustees also gave extensive consideration to possible economies of scale that might be realized by Scudder Kemper in connection with the Reorganization, as well as the other fund combinations included in Scudder Kemper's restructuring proposal.

     Based on all the foregoing, the Board concluded that the Fund's participation in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

     Scudder Short Term Bond Fund is a series of Scudder Funds Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated June 24, 1981, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees of the Acquiring Trust are authorized to divide the shares of the Acquiring Trust into separate series. Scudder Short Term Bond Fund is the only active series of the Acquiring Trust that the board has created to date. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the series of the Acquiring Trust into classes. The shares of Scudder Short Term Bond Fund are currently divided into five classes, Class S, Class AARP, Class A, Class B and Class C. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes bear different expense levels because distribution costs and certain other expenses approved by the Trustees of the Acquiring Trust are borne directly by the class incurring such expenses.

     Each share of each class of Scudder Short Term Bond Fund represents an interest in Scudder Short Term Bond Fund that is equal to and proportionate with each other share of that class of Scudder Short Term Bond Fund. Scudder Short Term Bond Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Fund and the rights of shareholders of Scudder Short Term Bond Fund.

Federal Income Tax Consequences

     The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to Scudder Short Term Bond Fund of all or substantially all of the assets of the Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Scudder Short Term Bond Fund of all of the liabilities of the Fund, followed by the distribution of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Scudder Short Term Bond Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of all or substantially all of its assets to Scudder Short Term Bond Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Scudder Short Term Bond Fund of all of the liabilities of the Fund or upon the distribution of the Class A, Class B and Class C shares to shareholders of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Scudder Short Term Bond Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of Scudder Short Term Bond Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by Scudder Short Term Bond Fund upon the receipt of the assets of the Fund in exchange for Class A, Class B and Class C shares and the assumption by Scudder Short Term Bond Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Class A, Class B and Class C shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Class A, Class B and Class C shares received by each shareholder of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Class A, Class B and Class C shares received by each shareholder of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

     After the Closing, Scudder Short Term Bond Fund may dispose of certain securities received by it from the Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

     While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

     Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issuance of shares of Scudder Short Term Bond Fund will be passed on by Dechert, Ten Post Office Square, South, Boston, Massachusetts 02109.

Capitalization

     The following table shows on an unaudited basis the capitalization of Scudder Short Term Bond Fund and the Fund as of September 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganization(1):

                                             Scudder Short              Pro Forma      Pro Forma
                           Fund              Term Bond Fund             Adjustments    Combined
                           ----              --------------             -----------    --------
Net Assets
Class S shares                               $647,224,465               --(3)          $  647,224,465
Class AARP shares                            $353,046,917               --(3)          $  353,046,917
Class A shares             $120,898,863                                 --(2)          $  120,898,863
Class B shares             $ 34,587,522                                 --(2)          $   34,587,522
Class C shares             $  6,708,001                                                $    6,708,001

Total Net Assets                                                                       $1,162,465,768

Shares Outstanding
Class S shares                                 62,098,331                                  62,098,331
Class AARP shares                              33,869,218                                  33,869,218
Class A shares               15,160,444                                 (3,557,866)        11,602,578
Class B shares                4,316,319                                   (996,979)         3,319,340
Class C shares                  837,622                                   (193,860)           643,762

Net Asset Value
  per Share
Class S shares                               $      10.42                              $        10.42
Class AARP shares                            $      10.42                              $        10.42
Class A shares             $       7.97                                                $        10.42
Class B shares             $       8.01                                                $        10.42
Class C shares             $       8.01                                                $        10.42

___________________
(1) Assumes the Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Scudder Short Term Bond Fund will be received by the shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Scudder Short Term Bond Fund that actually will be received on or after such date.
(2) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by the Fund.
(3) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by Scudder Short Term Bond Fund.

   The Board of Trustees unanimously recommends that the shareholders of the
                     Fund vote in favor of this Proposal 2.

      PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                    AUDITORS

     The Board of Trustees, including all of the Independent Trustees, has selected Ernst & Young LLP to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. However, if the Plan is approved, as described under Proposal 2, PricewaterhouseCoopers LLP will serve as the independent auditors for the combined fund. One or more representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

     The Board of Trustees unanimously recommends that shareholders of the
                     Fund vote in favor of this Proposal 3.

                             ADDITIONAL INFORMATION

Information about the Funds

     Additional information about the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by
calling 1-800-[   ].

     The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by each Fund can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the prospectuses and statements of additional information for the Funds, materials that are incorporated by reference into the prospectuses and statements of additional information, and other information about the Funds.

General

     Proxy Solicitation. Proxy solicitation costs will be considered Reorganization expenses and will be allocated accordingly. See "The Proposed Transaction - Board Approval of the Proposed Transaction." In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The election of the Trustees under Proposal 1 requires the affirmative vote of a plurality of the shares of the Fund voting on such election. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 3, and will have the effect of a "no" vote on Proposal 2.

     Holders of record of the shares of the Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the
Meeting. As of February 5, 2001, there were [   ] Class A shares, [   ] Class B
shares and [   ] Class C shares of the Fund outstanding.

     [As of December 31, 2000, the officers and Trustees of Scudder Short Term Bond Fund as a group owned beneficially less than 1% of the outstanding shares of each class of Scudder Short Term Bond Fund.] Appendix 2 hereto sets forth the beneficial owners of more than 5% of each Fund's shares. To the best of each Fund's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of either Fund's outstanding shares, except as stated on Appendix 2.

     Shareholder Communications Corporation ("SCC") has been engaged to assist
in the solicitation of proxies, at an estimated cost of $[   ]. As the Meeting
date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at
1-800-[        ]. Any proxy given by a shareholder is revocable until voted at the Meeting.

     Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

     Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,


/s/ Philip J. Collora
Philip J. Collora
Secretary

                        INDEX OF EXHIBITS AND APPENDICES

EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION..................

EXHIBIT B:  MANAGEMENT'S DISCUSSION OF SCUDDER SHORT TERM BOND

            FUND'S PERFORMANCE............................................

APPENDIX 1: TRUSTEE AND NOMINEE SHAREHOLDINGS.............................

APPENDIX 2: BENEFICIAL OWNERS OF FUND SHARES..............................

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [ ] day of [     ], 2001, by and among Scudder Funds Trust (the "Acquiring
Trust"), a Massachusetts business trust, on behalf of Scudder Short
Term Bond Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, Kemper Short-Term U.S. Government Fund (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of Kemper Short-Term U.S. Government Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Acquired Trust, and Scudder Kemper Investments, Inc. ("Scudder Kemper"), investment adviser to the Funds (for purposes of Paragraph 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110-4103 and the principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest of ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B and Class C shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B and Class C shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to Acquired Fund board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the

Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.6.

     1.4.  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.   VALUATION

     2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust, as amended, and then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

     2.2. The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section
2.1. [Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B and/or Class C Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of a Class A, Class B and/or Class C shares, as applicable, shall be equal to the net asset value of one Class S Acquiring Fund Share.]

     2.3. The number of the Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

     2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.   CLOSING AND CLOSING DATE

     3.1.  The Closing of the transactions contemplated by this Agreement shall
be [      ], 2001, or such later date as the parties may agree in writing (the
"Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert, Ten Post Office Square - South, Boston, MA 02109, or at such other place and time as the parties may agree.

     3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

     3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4. Kemper Service Company, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.6. The liabilities of the Acquired Fund shall include all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund's board members.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

           (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

          (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

          (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result
(i) in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the
Acquired Fund at and for the fiscal year ended [    ], 200[ ], have been audited
by Ernst & Young LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since [    ], 200[ ], there has not been any material adverse
change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

          (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of Kemper Service Company, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

          (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

           (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

           (a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to the approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust's Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

           (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

           (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

           (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, or (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the
Acquiring Fund at and for the fiscal year ended [    ], 200[ ], have been
audited by Ernst & Young LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since [    ], 200[ ], there has not been any material adverse
change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

          (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

          (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

           (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

           (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

           (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

           (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

           (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

           (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include
(i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and
(b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

     5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

     5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later
than [    ], 2001.

     5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

     5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Wilkie Farr & Gallagher to render the tax opinion contemplated herein in Section 8.5.

     5.14. At or immediately prior to the Closing, the Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

     6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

          (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

          The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

     6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

     6.5. The Acquiring Fund shall have (i) adopted a new investment management agreement, (ii) entered into an administrative services agreement with Scudder Kemper Investments, Inc. ("Scudder Kemper") and (iii) adopted security valuation procedures identical to the Acquired Fund's, each in a form reasonably satisfactory to the Acquired Fund.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

     7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

     7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

           (a) The Acquired Trust has been duly formed and is an existing business trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

           The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

     7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Fund and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.   INDEMNIFICATION

     9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  FEES AND EXPENSES

     10.1. Each of the Acquiring Fund on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     10.2. Each Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses
in excess of $[     ] for the Acquiring Fund and $[    ] for the Acquired Fund
(approximately $[     ] and $[    ] per share, respectively, based on [    ],
200[ ] net assets for each Fund). Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

     12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before
[   ], 2001, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this

Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square South, Boston, MA 02109-4603, Attention:
Joseph R. Fleming, Esq., or to the Acquiring Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Joseph R. Fleming, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. References in this Agreement to the Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust.

     Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

     15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Massachusetts, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                              KEMPER SHORT-TERM U.S. GOVERNMENT
                                     FUND

______________________________
Secretary

                                     ________________________________
                                     By:_____________________________
                                     Its:____________________________


Attest:                              SCUDDER FUNDS TRUST
                                     on behalf of Scudder Short Term Bond Fund
______________________________
Secretary

                                     ________________________________
                                     By:_____________________________
                                     Its:____________________________


AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO

SCUDDER KEMPER INVESTMENTS, INC.

______________________________
By:___________________________
Its:__________________________

                                    EXHIBIT B

            MANAGEMENT'S DISCUSSION OF SCUDDER SHORT TERM BOND FUND'S
                                  PERFORMANCE

                                [To be provided]

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:
                                 Salomon Brothers Inc.
                                  Treasury/Government
                Scudder Short     Sponsored Corporate
               Term Bond Fund      Index (1-3 years)*

          '89    10000                   10000
          '90    10988                   10972
          '91    12568                   12271
          '92    13251                   13062
          '93    14335                   13796
          '94    13924                   13880
          '95    15420                   15392
          '96    16014                   16187
          '97    17002                   17266
          '98    17739                   18467
          '99    18017                   18977


                       Yearly periods ended December 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                            Total Return
                              Growth of                                  Average
Period ended 12/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Short Term Bond Fund
--------------------------------------------------------------------------------
1 year                        $ 10,157                1.57%               1.57%
--------------------------------------------------------------------------------
5 year                        $ 12,940               29.40%               5.29%
--------------------------------------------------------------------------------
10 year**                     $ 18,017               80.17%               6.06%
--------------------------------------------------------------------------------
Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)*
--------------------------------------------------------------------------------
1 year                        $ 10,276                2.76%               2.76%
--------------------------------------------------------------------------------
5 year                        $ 13,672               36.72%               6.45%
--------------------------------------------------------------------------------
10 year**                     $ 18,977               89.77%               6.61%
--------------------------------------------------------------------------------

* Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund, with its current name and objective, commenced operations on July
   3, 1989. Performance figures include the performance of its predecessor, the General 1994 Portfolio of Scudder Target Fund. Since adopting its current objective, the cumulative and average annual returns are 89.31% and 6.27%, respectively.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the one year total return for the Fund would have been lower.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 1999

In the following interview, portfolio managers Robert S. Cessine and John E. Dugenske discuss Scudder Short Term Bond Fund's strategy and the market environment in the twelve-month period ended December 31, 1999.

Q: The bond market experienced one of the worst years of the twentieth century in 1999. How did this play out in the various subsectors you follow, and what were some of the causes?

A: The environment for government bonds has steadily deteriorated over the past year, but certain sectors of the market have held up relatively well. The greatest amount of attention has been given to the performance of the benchmark 30-year Treasury bond, whose yield rose from 5.10% to 6.48% (as its price fell) over the course of the year. Of greater concern to us was the fact that the two- and three-year notes, which are particularly sensitive to Federal Reserve policy, were also under pressure, particularly in the fourth quarter. The reason for the downdraft was the market's growing concern over inflation pressures in the U.S. economy. Even though broad measures such as the Consumer Price Index have shown that inflation is still relatively tame, investors are concerned that the combination of tight labor markets, improved growth overseas, and soaring stock prices have made an acceleration of inflation inevitable. The Fed sought to preempt inflation by raising interest rates three times in 1999, and the consensus expectation is that more rate hikes will be necessary in 2000. With the economy still barreling along, the bond market has been unnerved by the fact that there is no discernable point at which the Fed will stop raising rates. Until investors gain a sense that the Fed has completed its current tightening cycle, we believe it is likely that volatility will continue.

Outside of Treasuries, certain sectors of the bond market fared well. According to the Merrill Lynch fixed income indices, mortgage- and asset-backed securities both provided positive performance over the full year, while government agency notes were down less than 1%.

Corporate issues performed poorly over the full year, but outperformed Treasuries in the fourth quarter as fears of a supply-demand imbalance ahead of Y2K dissipated. The stronger performance of these sectors proved beneficial to fund performance. Our diversified approach among a variety of corporates, asset-backeds, agency notes, and mortgages helped to mitigate the effects of the difficult interest rate environment.

Q: How did the fund perform in this environment?

A: For the twelve-month period ended December 31, 1999, the fund posted a total return of 1.57%, compared to the 2.76% for its unmanaged benchmark, the Solomon Brothers Treasury/Government Sponsored Corporate Index. Relative performance was slightly better during the fourth quarter, the fund returned 0.81%, versus 0.68% for the index.

Q: How did you position the portfolio among the various subsectors of the bond market?

A: We increased the fund's holdings in asset-backed securities, which we view as one of the most attractive areas among short-term issues. The sector offers attractive yield spreads over Treasuries at what we believe to be a low level of risk. As of December 31, asset-backeds made up 23.1% of net assets, versus 19.1% on June 30. We have also found spreads to be attractive in AAA-rated corporates, a group that was trading at roughly 80 basis points (or eight-tenths of a percentage point) over comparable Treasuries at year end. Given the low risk inherent in this sector, we have been taking advantage of the attractive yields. We believe that this strategy has enabled the fund to withstand the downdraft in bond prices by positioning it to benefit from the recent outperformance of asset-backeds and high-grade corporates.

Our corporate position is well diversified among bonds issued by steady, noncyclical companies with stable cash flows and strong balance sheets. We have repositioned the portfolio so that the majority of our positions in individual corporate bonds (26 overall) are each 1-1.5% of total assets. In the process, we have raised the overall quality of our corporate position, increased diversification, and, in our view, lowered overall portfolio risk.

Q: What was your strategy with respect to duration and credit quality?

A: We have trimmed duration to 1.85 years from a high of 2.30 in the third quarter. As a result, portfolio duration is now neutral with respect to both the two-year Treasury and the universe of short-term bond funds. Our decision to reduce duration proved beneficial to performance in a period when longer-duration assets generally underperformed. Looking ahead, we intend to maintain a neutral stance until such time as it becomes evident to us that the Fed is approaching the end of its tightening cycle. The fund's average credit quality stands at A, which reflects a conservative approach that has also held the fund in good stead in an unfavorable environment.

Q: What is your outlook for the year ahead?

A: We believe that the bond market will remain unsettled in the early part of 2000. Economic reports should continue to have a significant impact on short-term market movements as investors search for signs of incipient inflation. Until there is a clearer indication that the Fed will be able to move away from its current tightening mode, we expect bond market performance to be choppy and volatile. As a result, we intend to maintain a neutral duration strategy and a focus on quality until the interest rate outlook stabilizes. Given the poor performance of the bond market in '99, it's likely that our next move will be to increase, rather than decrease, duration. In addition, we will continue to use volatility as an opportunity to take advantage of value in the corporate and asset-backed sectors. Overall, we are confident that the fund is well positioned for the environment we see unfolding over the next 3-6 months.

                                   APPENDIX 1

                        Trustee and Nominee Shareholdings

     The following table sets forth, for each Nominee and Trustee, the number of shares owned in Kemper Short-Term U.S. Government Fund as of December 31, 2000. [Each nominee's and Trustee's individual shareholdings of Kemper Short-Term U.S. Government Fund constitute less than 1% of the outstanding shares of such fund.] [As a group, the Trustees and officers own less than 1% of the shares of Kemper Short-Term U.S. Government Fund.]

                                   APPENDIX 2

                        Beneficial Owners of Fund Shares

     This proxy statement/prospectus is accompanied by Scudder Short Term Bond Fund's prospectus that offers Class A, Class B and Class C Shares dated March 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on December 26, 2000 (File No. 33-18477) and is incorporated by reference herein.

     Scudder Short Term Bond Fund's statement of additional information that offers Class A, Class B and Class C Shares dated March 1, 2001, which was previously filed with the Commission via EDGAR on December 26, 2000 (File No. 33-18477), is incorporated by reference herein.

     Kemper Short-Term U.S. Government Fund's prospectus dated January 1, 2001, which was previously filed with the Commission via EDGAR on October 13, 2000 (File No. 811-05195), is incorporated by reference herein.

                                     PART B

                               SCUDDER FUNDS TRUST

           ----------------------------------------------------------

                       Statement of Additional Information

                                 March [ ], 2001

           ----------------------------------------------------------

Acquisition of the Assets of             By and in Exchange for Shares of
Kemper Short-Term U.S. Government Fund   Scudder Short Term Bond Fund, a
222 South Riverside Plaza                series of Scudder Funds Trust (the
Chicago, IL 60606.                       "Acquiring Trust") Two International
                                         Place Boston, MA 02110-4103

     This Statement of Additional Information is available to the shareholders of Kemper Short-Term U.S. Government Fund in connection with a proposed transaction whereby Scudder Short Term Bond Fund will acquire all or substantially all of the assets and all of the liabilities of Kemper Short-Term U.S. Government Fund in exchange for shares of Scudder Short Term Bond Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Scudder Short Term Bond Fund's statement of additional information dated March 1, 2001 which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on December 26, 2000 (File No. 811-03229) and is incorporated by reference herein.

2. Scudder Short Term Bond Fund's annual report to shareholders for the fiscal year ended December 31, 1999, which was previously filed with the Commission via EDGAR on February 24, 2000 (File No. 811-03229) and is incorporated by reference herein.

3. Scudder Short Term Bond Fund's semiannual report to shareholders for the period ended June 30, 2000, which was previously filed with the Commission via EDGAR on August 30, 2000 (File No. 811-03229) and is incorporated by reference herein.

4. Kemper Short-Term U.S. Government Fund's prospectus dated January 1, 2001, which was previously filed with the Commission via EDGAR on October 13, 2000 (File No. 811-05195) and is incorporated by reference herein.

5. Kemper Short-Term U.S. Government Fund's statement of additional information dated January 1, 2001, which was previously filed with the Commission via EDGAR on October 13, 2000 (File No. 811-05195) and is incorporated by reference herein.

6. Kemper Short-Term U.S. Government Fund's annual report to shareholders for the fiscal year ended August 31, 2000, which was previously filed with the Commission via EDGAR on October 26, 2000 (File No. 811-05195) and is incorporated by reference herein.

7. The financial statements and schedules of Scudder Short Term Bond Fund and Kemper Short-Term U.S. Government Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March [ ], 2001 relating to the Reorganization may be obtained by writing Kemper Short-Term U.S. Government Fund at 222 South
Riverside Drive, Chicago, IL 60606 or by calling [     ] at 1-800-[     ]. This
Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                                     SAI-1

Pro Forma
Portfolio of Investments
As of September 30, 2000 (Unaudited)

                                             Scudder       Kemper Short     Pro Forma      Scudder    Kemper Short       Pro Forma
                                           Short-Term       Term U.S.        Combined    Short-Term     Term U.S.         Combined
                                            Bond Par/       Government      Par/Share    Bond Market    Government         Market
Repurchase Agreements 5.5%                 Share Amount  Par/Share Amount     Amount      Value ($)   Market Value ($)    Value ($)
--------------------------                ------------------------------------------------------------------------------------------
  Repurchase Agreement with State
   Street Bank, 6.48%, 10/02/2000            49,015,000         620,000     49,635,000    49,015,000        620,000      49,635,000
  Repurchase Agreement with Chase
   Securities Government 6.65%,
   10/02/2000                                                 9,000,000      9,000,000                    9,000,000       9,000,000
  Repurchase Agreement with Chase
   Securities Government 6.6%,
   10/05/2000                                                 4,000,000      4,000,000                    4,000,000       4,000,000
                                                                                        --------------------------------------------
Total Repurchase Agreements (Cost of
 $49,015,000, $13,620,000, and
 $62,635,000 respectively)                                                                49,015,000     13,620,000      62,635,000
                                                                                        ============================================

U.S. Treasury Obligations 6.4%
------------------------------

  U.S. Treasury Note, 5.5%, 01/31/2003                        4,300,000      4,300,000                    4,254,979       4,254,979
  U.S. Treasury Note, 6.125%, 08/15/2007                      3,600,000      3,600,000                    3,635,424       3,635,424
  U.S. Treasury Note, 6.125%, 08/31/2002     10,600,000      17,100,000     27,700,000    10,614,946     17,124,111      27,739,057
  U.S. Treasury Note, 6.75%, 05/15/2005      24,600,000                     24,600,000    25,484,124                     25,484,124
  U.S. Treasury Bond, 10.375%, 11/15/2012                     3,100,000      3,100,000                    3,849,332       3,849,332
  U.S. Treasury Bond, 6.5%, 02/15/2010        2,800,000       5,300,000      8,100,000     2,917,684      5,522,759       8,440,443
                                                                                        --------------------------------------------
Total U.S. Treasury Obligations (Cost of
 $38,746,766, $34,178,267, and
 $72,925,033 respectively)                                                                39,016,754     34,386,605      73,403,359
                                                                                        ============================================

Government National Mortgage
----------------------------
 Association 9.9%
 ----------------

  Government National Mortgage
   Association Pass-thru, 6.9237504%,
   09/20/2024                                12,630,647       2,114,727     14,745,374    12,646,435      2,117,370      14,763,805
  Government National Mortgage
   Association Pass-thru, 6.5%,
   12/01/2028                                                   209,082        209,082                      201,372         201,372
  Government National Mortgage
   Association Pass-thru 7% with
   various maturities thru 04/15/2029                         1,201,463      1,201,463                    1,183,665       1,183,665
  Government National Mortgage
   Association Pass-thru 8% with
   various maturities thru 06/01/2015        11,747,746       1,993,083     13,740,829    12,041,237      2,039,796      14,081,033
  Government National Mortgage
   Association Pass-thru 8.5% with
   various maturities thru 12/15/2029        39,002,686         448,932     39,451,619    39,998,659        461,418      40,460,077
  Government National Mortgage
   Association Pass-thru 9% with
   various maturities thru 02/01/2030                        33,263,019     33,263,019                   34,474,082      34,474,082
  Government National Mortgage
   Association Pass-thru 9.5% with
   various maturities thru 06/15/2018                            21,784         21,784                       22,729          22,729
  Government National Mortgage
   Association Pass-thru, 11.5%,
   01/01/2029                                 6,869,729                      6,869,729     7,565,083                      7,565,083
                                                                                        --------------------------------------------
Total Government National Mortgage
 Association (Cost of $82,636,726,
 $40,428,793, and $123,065,519
 respectively)                                                                            72,251,414     40,500,432     112,751,846
                                                                                        ============================================

U.S. Government & Agencies 9.5%
-------------------------------

  Federal Home Loan Bank, Zero Coupon,
   10/02/2000                                31,363,000                     31,363,000    31,357,598                     31,357,598
  Federal National Mortgage Association,
   6.75%, 08/15/2002                                          3,000,000      3,000,000                    3,013,110       3,013,110
  Federal National Mortgage Association,
   7%, 07/15/2005                            10,175,000       1,900,000     12,075,000    10,346,652      1,932,053      12,278,705
  Federal National Mortgage Association,
   6%, 01/18/2014                             9,700,000                      9,700,000     9,560,514                      9,560,514
  Federal National Mortgage Association,
   8%, 07/01/2015                             9,917,783                      9,917,783    10,150,232                     10,150,232
  Federal Home Loan Mortgage Corp.,
   11%, 12/01/2014                                                1,136          1,136                        1,141           1,141
  Federal Home Loan Mortgage Corp.,
   7.375%, 05/15/2003                        20,000,000                     20,000,000    20,396,800                     20,396,800
  Student Loan Marketing Association,
   6.43%, 01/25/2013                         22,800,000                     22,800,000    22,764,375                     22,764,375
                                                                                        --------------------------------------------
Total U.S. Government & Agencies (Cost
 of $93,912,510, $4,904,539, and
 $98,817,049 respectively)                                                               104,576,171      4,946,304     109,522,475
                                                                                        ============================================

Collateralized Mortgage Obligations 19.3%
-----------------------------------------

   Federal National Mortgage Association,
     Series G94-10 PD, 6.5%, 09/17/2009                        5,000,000      5,000,000                  4,829,650       4,829,650
   Federal National Mortgage Association,
     Series 1998-49 PE, 6%, 01/20/2019                         3,200,000      3,200,000                  3,130,976       3,130,976
   Federal National Mortgage Association,
     Series 1999-51, 6%, 07/25/2017             23,910,700                   23,910,700    23,566,864                   23,566,864
   Federal National Mortgage Association,
     Series 1998-S8 PW, 5.5%, 02/25/2021                      10,934,925     10,934,925                 10,623,935      10,623,935
   Federal National Mortgage Association,
     Class 1999-51 LB, 6.5%, 03/25/2014         16,524,000                   16,524,000    16,394,782                   16,394,782
   Federal National Mortgage Association,
     Class 1999-54, LB, 6.5%, 04/25/2014        18,556,000                   18,556,000    18,405,139                   18,405,139
   Federal Home Loan Mortgage Corp.,
     Series 2066 PQ, 6.15%, 03/15/2021           9,600,000                    9,600,000     9,482,976                    9,482,976
   Federal Home Loan Mortgage Corp.,
     Series 2093 VA, 6%, 07/15/2004                            4,274,508      4,274,508                  4,211,715       4,211,715
   Federal Home Loan Mortgage Corp.,
     Series 2131 BA, 6%, 11/15/2017             22,631,012                   22,631,012    22,333,866                   22,333,866
   Federal Home Loan Mortgage Corp,,
     Series 2175 TC, 6%, 02/15/2017              9,000,000                    9,000,000     8,842,500                    8,842,500
   Federal Home Loan Mortgage Corp.,
     Series T-20, 7.06%, 06/25/2016             12,500,000     2,000,000     14,500,000    12,472,656    1,995,625      14,468,281
   Federal Home Loan Mortgage Corp.,
     Series T-22, 6,77%, 11/25/2029             33,163,315                   33,163,315    33,194,405                   33,194,405
   Federal Home Loan Mortgage Corp.,
     Series 2198 PA, 6.75%, 08/15/2016          14,500,000     3,000,000     17,500,000    14,450,120    2,989,680      17,439,800
   Federal Home Loan Mortgage Corp.,
     Series T-23, 6.7619%, 05/25/2030           21,804,110     8,506,524     30,310,634    21,821,144    8,513,169      30,334,313
   Residential Funding Mortgage Security,
     7.724%, 04/28/2022                          4,631,667                    4,631,667     4,607,061                    4,607,061

                                                                                         ------------------------------------------
Total Collateralized Mortgage Obligations
 (Cost of $185,995,563, $36,575,596,
 $222,571,159 respectively) )                                                             185,571,513   36,294,750     221,866,263
                                                                                         ==========================================
Asset Backed 16.8%
------------------

   Capital Automobile Receivable Asset Trust,
     Series 1999-1 A2, 5.58%, 06/15/2002        12,094,376     3,278,053     15,372,428    12,026,284    3,259,597      15,285,881
   Coast-Plymouth Tax Lien Capital, LLC,
     6.76%, 11/15/2004                           7,243,037     1,810,759      9,053,797     7,218,121    1,804,530       9,022,651
   Contimortgage Net Interest Margin Notes,
     Series 1997-3, 7.23%, 07/16/2028            4,929,746                    4,929,746       985,949                      985,949
   Daimler Chrysler Auto Trustseries 2000-C,
     6.82%, 09/06/2004                           6,100,000                    6,100,000     6,107,399                    6,107,399
   Discover Card Master Trust I,
     Series 1996-4 A, 6.156%, 10/16/2013         8,000,000     1,600,000      9,600,000     8,050,000    1,610,000       9,660,000
   Discover Card Master Trust I ,
     Series 2000-2 A, 6.8%, 09/18/2007          20,000,000                   20,000,000    20,015,625                   20,015,625
   EQCC Home Equity Loan Trust, 6.88%,
     07/15/2004                                  6,867,887     5,023,369     11,891,255     6,861,431    5,018,646      11,880,077
   First Security Auto Owner Trust,
     Series 2000-1, A4, 7.4%, 10/15/2005        12,500,000                   12,500,000    12,677,734                   12,677,734
   Ford Credit Auto Owner Trust,
     5.86%, 10/15/2002                          15,415,000                   15,415,000    15,292,161                   15,292,161
   Ford Credit Auto Owner Trust,
     Series 2000-c, A4, 7.24%, 02/15/2004        8,300,000     1,400,000      9,700,000     8,388,146    1,414,868       9,803,014
   GE Capital Mortgage Services, Inc.,
     7%, 08/25/2013                             14,500,000                   14,500,000    14,416,171                   14,416,171
   Green Tree Financial Corp.,
     Series 1995-8 B1, 7.3%, 12/15/2026          8,833,947                    8,833,947     6,501,232                    6,501,232
   Green Tree Financial Corp.
     Series 1996-5 B2, 8.45%, 07/15/2027         9,832,276                    9,832,276     4,753,290                    4,753,290
   Green Tree Financial Corp.
     Series 1997-1 B1, 7.23%, 03/15/2028         4,000,000                    4,000,000     2,870,000                    2,870,000
   Green Tree Financial Corp.
     Series 1997-2 B2, 8.05%, 06/15/2028         1,450,347                    1,450,347       670,332                      670,332
   MBNA Master Credit Card Trust,
     6.9%, 08/15/2003                           15,000,000     2,500,000     17,500,000    15,013,950    2,502,325      17,516,275
   Merrill Lynch Mortgage Investors Inc.,
     B, Series 1991-D, 9.85%,
     07/15/2011, 144A                            2,912,394                    2,912,394     2,929,664                    2,929,664
   Residential Funding Mortgage Securities,
     Inc., Series 2000-HI1 AI2, 7.58%,
     09/25/2010                                 14,500,000                   14,500,000    13,901,875                   13,901,875
   Residential Asset Securities Corp.,
     7.18%, 01/25/2025                          15,500,000     2,000,000     17,500,000    15,478,203    1,997,187      17,475,390
   Toyota Auto Receivables Owner Trust,
     Series 2000-C, A4, 7.21%, 04/15/2007                      1,800,000      1,800,000                  1,825,875       1,825,875

                                                                                         ------------------------------------------
Total Asset Backed (Cost of $188,511,851,
  $19,448,965, and $207,960,816 respectively)                                             174,157,567   19,433,028     193,590,595
                                                                                         ==========================================


Corporate Obligations 28.9%
---------------------------

   Associates Corp. of North America,
     6.96%, 05/08/2003                          10,500,000                   10,500,000    10,569,195                   10,569,195
   Atlantic Richfield Co.,
     5.55%, 04/15/2003                          10,600,000                   10,600,000    10,326,944                   10,326,944
   Bank One Corp., 6.4%, 08/01/2002             10,000,000                   10,000,000     9,932,900                    9,932,900
   BankAmerica Corp., 5.75%, 03/01/2004         13,100,000                   13,100,000    12,612,287                   12,612,287
   Chase Manhattan Corp., 5.75%,
     04/15/2004                                 10,000,000                   10,000,000     9,609,500                    9,609,500
   Conoco Inc., 5.9%, 04/15/2004                11,000,000                   11,000,000    10,668,790                   10,668,790
   Cox Communications, Inc.,
     7.5%, 08/15/2004                           10,600,000                   10,600,000    10,667,416                   10,667,416
   DaimlerChrysler NA Holdings,
     7.125%, 04/10/2003                         11,500,000                   11,500,000    11,524,840                   11,524,840
   Detroit Edison Co.,
     5.93%, 02/01/2001                           9,000,000                    9,000,000     8,951,400                    8,951,400
   Deutsch Telekom Int Fin,
     7.75%, 06/15/2005                          10,600,000                   10,600,000    10,784,122                   10,784,122
   FleetBoston Financial Group,
     6.87%, 03/27/2003                          10,600,000                   10,600,000    10,587,280                   10,587,280
   Ford Motor Credit Corp.,
     7.25%, 01/15/2003                          10,600,000                   10,600,000    10,640,598                   10,640,598
   General Electric Capital Corp.,
     6.02%, 05/04/2001                          10,600,000                   10,600,000    10,546,364                   10,546,364

   General Motors Acceptance Corp.,
     6.75%, 12/10/2002                                 10,600,000               10,600,000    10,549,438                 10,549,438
   Hewlett-Packard Co., 7.15%, 06/15/2005              10,600,000               10,600,000    10,743,736                 10,743,736
   International Business Machines Corp.,
     7.25%, 11/01/2002                                 11,500,000               11,500,000    11,653,755                 11,653,755
   International Paper Co., 8%, 07/08/2003             10,600,000               10,600,000    10,772,356                 10,772,356
   MCI Communications Corp., 6.125%, 04/15/2002        10,000,000               10,000,000     9,873,700                  9,873,700
   NBD Bank NA Michigan, 6.25%, 08/15/2003              9,500,000                9,500,000     9,302,590                  9,302,590
   National Westminster Bank, 9.375%, 11/15/2003        9,600,000                9,600,000    10,226,784                 10,226,784
   Prudential Funding Corp, 6.785%, 02/15/2002, 144A   10,600,000               10,600,000    10,587,280                 10,587,280
   Public Service Electric Gas and Co.,
     7.19%, 09/06/2002                                 10,100,000               10,100,000    10,148,480                 10,148,480
   Raytheon Co.144A, 7.9%, 03/01/2003                  10,600,000               10,600,000    10,685,330                 10,685,330
   Safeway Inc., 6.05%, 11/15/2003                     11,100,000               11,100,000    10,760,451                 10,760,451
   Sprint Capital Corp., 5.875%, 05/01/2004            10,600,000               10,600,000    10,133,388                 10,133,388
   Toyota Auto Receivables Owner Trust,
     7.21%, 04/15/2007                                 11,550,000               11,550,000    11,716,031                 11,716,031
   Transamerica Finance Corp., 7.25%, 08/15/2002       15,000,000               15,000,000    15,065,250                 15,065,250
   United States West Communications, Inc.,
     7.625%, 06/09/2003                                 9,500,000                9,500,000     9,617,610                  9,617,610
   Verizon Communications, 9.1%, 06/01/2003            10,600,000               10,600,000    11,114,100                 11,114,100
   Wal-Mart Stores, Inc., 6.875%, 08/01/2002           10,600,000               10,600,000    10,635,404                 10,635,404
   Wells Fargo & Co., 6.8137%, 04/26/2002              11,000,000               11,000,000    11,001,650                 11,001,650
                                                                                            ----------------------------------------
Total Corporate Obligations (Cost of $330,654,610,
$0, and $330,654,610 respectively)                                                           332,008,969                332,008,969
                                                                                            ========================================


Foreign Bonds - Non U.S.$ Denominated 2.7%
------------------------------------------

   Province of Ontario, 7.375%, 01/27/2003             10,000,000               10,000,000    10,132,400                 10,132,400
   Quebec Province, 7.5%, 07/15/2002                   10,600,000               10,600,000    10,725,398                 10,725,398
   Repsol International Finance, 7.45%, 07/15/2005     10,600,000               10,600,000    10,715,022                 10,715,022

                                                                                            ----------------------------------------
   Total Foreign Bonds - Non U.S.$ Denominated
    (Cost of $31,403,948, $0, and $31,403,948
    respectively)                                                                             31,572,820                 31,572,820
                                                                                            ========================================


Foreign Government Obligations 1.1%
-----------------------------------

   Government Trust Certificates, 9.25%, 11/15/2001                 8,917,940    8,917,940                  9,063,391     9,063,391
   Government Trust Certificates, 9.4%, 05/15/2002                  3,115,374    3,115,374                  3,145,819     3,145,819

                                                                                            ----------------------------------------
Total Foreign Government Obligations (Cost of
  $0, $12,597,341, $12,597,341 respectively)                                                               12,209,210    12,209,210
                                                                                            ========================================


                                                                                            ----------------------------------------
Total Investment Portfolio (Cost of $1,000,876,974,
  $161,753,501 and $1,162,630,475 respectively)                                              988,170,208  161,390,329 1,149,560,537
                                                                                            ========================================

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

       PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                     AS OF SEPTEMBER 30, 2000 (UNAUDITED)

                                     Scudder Short       Kemper Short Term     Pro Forma        Pro Forma
                                       Term Bond           US Government      Adjustments        Combined
                                   -----------------     -----------------    -----------     ----------------
Investments, at value              $     988,170,208     $     161,390,329                    $  1,149,560,537
Cash                                          19,297                   627                    $         19,924
Other assets less liabilities             12,081,877               803,430    $         - (2) $     12,885,307
                                   -----------------     -----------------    -----------     ----------------
Total Net assets                   $   1,000,271,382     $     162,194,386    $         -     $  1,162,465,768
                                   =================     =================    ===========     ================

Net Assets
Class S Shares                     $     647,224,465                                          $    647,224,465
Class AARP Shares                  $     353,046,917                                          $    353,046,917
Class A Shares                                           $     120,898,863                    $    120,898,863
Class B Shares                                           $      34,587,522                    $     34,587,522
Class C Shares                                           $       6,708,001                    $      6,708,001
Shares Outstanding
Class S Shares                            62,098,331                                                62,098,331
Class AARP Shares                         33,869,218                                                33,869,218
Class A Shares                                                  15,160,444     (3,557,866)          11,602,578
Class B Shares                                                   4,316,319       (996,979)           3,319,340
Class C Shares                                                     837,622       (193,860)             643,762
Net Asset Value per Share
Class S Shares                     $           10.42                                          $          10.42
Class AARP Shares                  $           10.42                                          $          10.42
Class A Shares                                           $            7.97                    $          10.42
Class B Shares                                           $            8.01                    $          10.42
Class C Shares                                           $            8.01                    $          10.42

             PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
       FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED)


                                                  Scudder Short        Kemper Short Term     Pro Forma        Pro Forma
                                                    Term Bond            US Government      Adjustments       Combined
                                               ---------------------------------------------------------------------------
Investment Income:
   Interest and dividend income                $        52,305,077            12,147,436    $        -      $  64,452,513
                                               ---------------------------------------------------------------------------
        Total Investment Income                         52,305,077            12,147,436                       64,452,513

   Expenses
     Management fees                                     4,230,747             1,006,638      (929,141) (3)     4,308,244
     12B-1                                                       -               788,939                          788,939
     Trustees Fees                                          63,918                12,558             -  (4)        76,476
     All other expenses                                  2,187,548               623,254       129,977  (5)     2,940,779
                                               ---------------------------------------------------------------------------
   Total expenses before reductions                      6,482,213             2,431,389      (799,164)         8,114,438
   Expense reductions                                     (283,552)                    -       283,552                  -
                                               ---------------------------------------------------------------------------
   Expenses, net                                         6,198,661             2,431,389      (515,612)         8,114,438
                                               ---------------------------------------------------------------------------
Net investment income (loss)                            46,106,416             9,716,047       515,612         56,338,075
                                               ---------------------------------------------------------------------------


Net Realized and Unrealized Gain (Loss)
   on Investments:

   Net realized gain (loss) from investments           (16,987,603)           (2,241,492)            -        (19,229,095)

   Net unrealized appreciation (depreciation)
     of investments                                      9,356,952             1,070,607            -          10,427,559
                                               ---------------------------------------------------------------------------

Net increase in net assets from operations     $        38,475,765     $       8,545,162     $ 515,612      $  47,536,539
                                               ===========================================================================



Notes to Pro Forma Combining Financial Statements
             (Unaudited)
          September 30, 2000

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of September 30, 2000, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended September 30, 2000 for the Scudder Short Term Bond Fund and Kemper Short Term US Government Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $xxxxxx and $xxxxxx to be borne by Scudder Short Term Bond Fund and Kemper Short Term U.S. Government Fund, respectively.

3. Represents reduction in management fees resulting from the use of Scudder Short Term Bond Fund's lower management fee schedule.

4. Reduction in trustee fees resulting from the Reorganization.

5. Represents increase in other expenses resulting from the application of Scudder Short Term Bond Fund's administrative fee contract for the full year.

                            PART C. OTHER INFORMATION

Item 15.          Indemnification.
-------           ---------------

                  A policy of insurance covering Scudder Kemper Investments, Inc., its subsidiaries including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder Kemper Investments, Inc. insures the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

                  Article IV, Sections 4.1 - 4.3 of the Registrant's Declaration of Trust provide as follows:

                  Section 4.1. No Personal Liability of Shareholders, Trustees,
                               ------------------------------------------------
         etc. No Shareholder shall be subject to any personal liability
         ---
         whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the asset of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred, which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

                  Section 4.2. Non-Liability of Trustees, etc. No Trustee,
                               ------------------------------
         officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4.3.  Mandatory Indemnification.
                                --------------------------

                           (a) Subject to the exceptions and limitations
                  contained in paragraph (b) below:

                           (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the Fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                           (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                           (b) No indemnification shall be provided hereunder to a Trustee or officer:

                           (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                           (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                           (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph
         (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                                 (A) by the court or other body approving the settlement or other disposition; or

                                 (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

                           (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trust or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                           (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3 provided that either:

                           (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                           (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 16.    Exhibits.
-------     --------

              (1)     (a)(1)    Amended and Restated Declaration of Trust dated
                                December 21, 1987 is incorporated by reference to Registrant's Registration Statement on Form
                                N-1A, as amended (the "Registration Statement").

                      (a)(2) Instrument dated September 17, 1982 Establishing and Designating Series of Shares is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (a)(3) Instrument dated September 17, 1982 Establishing and Designating an Additional Series of Shares is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (a)(4) Instrument dated March 21, 1984 Establishing and Designating an Additional Series of Shares is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (a)(5) Certificate of Amendment of Declaration of Trust dated June 29, 1989 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (a)(6) Amendment of Establishment and Designation of Additional Series of Shares dated June 29, 1989 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (a)(7) Abolition of series by the Registrant dated June 29, 1989 on behalf of the U.S. Government 1990 Portfolio is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (a)(8) Abolition of series by the Registrant dated June 29, 1989 on behalf of the General 1990 Portfolio is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (a)(9) Abolition of series by the Registrant on behalf of the Scudder Zero Coupon 1995 Fund, dated July 15, 1992 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (a)(10) Redesignation of Series of Registrant dated March 7, 1990 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (a)(11) Certificate of Amendment of Declaration of Trust dated July 2, 1991 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (a)(12) Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Class S and Class AARP, with respect to Scudder Short Term Bond Fund is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

              (2)     (b)(1)    By-Laws of the Registrant dated as of September
                                17, 1982 is incorporated by reference to Post-
                                Effective Amendment No. 24 to the Registration
                                Statement.

                      (b)(2) Amendment to the By-Laws of Registrant as of March 5, 1984 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (b)(3) Amendment to the By-Laws of Registrant as of October 1, 1984 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (b)(4) Amendment to the By-Laws of Registrant as of December 12, 1991 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (b)(5) Amendment to the By-Laws of the Registrant dated September 17, 1992 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

              (3)               Inapplicable.

              (4) Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A.

              (5)               Inapplicable.

              (6)     (d)(1)    Investment Management Agreement between the
                                Registrant, on behalf of Scudder Short Term Bond
                                Fund, and Scudder Kemper Investments, Inc. dated
                                September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 28 to the
                                Registration Statement.

                      (d)(2) Investment Management Agreement between the Registrant, on behalf of Scudder Zero Coupon 2000 Fund, and Scudder Kemper Investments, Inc. dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement.

                      (d)(3) Form of Investment Management Agreement between the Registrant, on behalf of Scudder Short Term Bond Fund, and Scudder Kemper Investments, Inc. dated August 14, 2000 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement.

              (7)     (e)(1)    Underwriting Agreement between the Registrant
                                and Scudder Investor Services, Inc. dated
                                September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 28 to the
                                Registration Statement.

                      (e)(2) Underwriting Agreement between the Registrant and Scudder Investor Services, Inc., dated May 8, 2000 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement.

              (8)               Inapplicable.

              (9)     (g)(1)    Custodian Agreement between the Registrant and
                                State Street Bank and Trust Company ("State
                                Street Bank") dated December 17, 1982 is incorporated by reference to Post-Effective
                                Amendment No. 24 to the Registration Statement.

                      (g)(2) Fee schedule for Custodian Agreement between the Registrant and State Street Bank is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (g)(3) Amendment to the Custodian Agreement between the Registrant and State Street Bank dated September 14, 1987 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (g)(4) Amendment to the Custodian Agreement between the Registrant and State Street Bank dated September 16, 1988 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (g)(5) Amendment to the Custodian Agreement between the Registrant and State Street Bank dated December 13, 1990 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

              (10)    (n)(1)    Scudder Funds Trust Plan with respect to Scudder
                                Short Term Bond Fund pursuant to Rule 18f-3 dated March 14, 2000 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement.

                      (n)(2) Amended and Restated Plan with respect to Scudder Short Term Bond Fund pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement.

                      (n)(3) Scudder Funds Amended and Restated Multi-Distribution Plan is filed herewith.

              (11)              Opinion and Consent of Dechert filed herewith.

              (12) Opinion and Consent of Willkie Farr & Gallagher to be filed by post-effective amendment.

              (13)    (h)(1)    Transfer Agency and Service Agreement with fee
                                schedule between the Registrant and Scudder
                                Service Corporation dated October 2, 1989 is incorporated by reference to Post-Effective
                                Amendment No. 24 to the Registration Statement.

                      (h)(2)    Revised fee schedule dated October 1, 1995 for
                                Exhibit 9(a) is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                      (h)(3)    Revised fee schedule dated October 1, 1996 for
                                Exhibit 9(a) is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                      (h)(4) COMPASS Service Agreement with Scudder Trust Company dated October 1, 1995 is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                      (h)(5)    Revised fee schedule dated October 1, 1996 for
                                Exhibit 9(h)(4) is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                      (h)(6) Shareholder Services Agreement between the Registrant and Charles Schwab & Co., Inc. dated June 1, 1990 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                      (h)(7) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Short Term Bond Fund, and Scudder Fund Accounting Corporation dated July 19, 1995 is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                      (h)(8) Agreement and Plan of Reorganization dated November 9, 1998 by and between the Registrant and Scudder Short Term Bond Fund and Scudder Zero Coupon 2000 Fund is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement.

                      (h)(9) Form of Administrative Agreement between the Registrant on behalf of Scudder Short Term Bond Fund and Scudder Kemper Investments, Inc. dated August 14, 2000 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement.

              (14) Consents of Independent Accountants are filed herewith.

              (15)              Inapplicable.

              (16)              Powers of Attorney are filed herewith.

              (17)              Revised Form of Proxy is filed herewith.

Item 17.      Undertakings.
-------       ------------

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for C-8 350 reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Scudder Funds Trust has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 28/th/ day of December, 2000.

                                    SCUDDER FUNDS TRUST




                                    By:  /s/ Linda C. Coughlin
                                        ------------------------------
                                    Title:   President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURE                   TITLE                     DATE
                ---------                   -----                     ----

/s/ Linda C. Coughlin                President & Trustee       December 28, 2000
----------------------------------
Linda C. Coughlin

/s/ Henry P. Becton, Jr          *         Trustee             December 28, 2000
----------------------------------
Henry P. Becton, Jr.

/s/ Dawn-Marie Driscoll          *         Trustee             December 28, 2000
----------------------------------
Dawn-Marie Driscoll

/s/ Edgar R. Fiedler             *         Trustee             December 28, 2000
----------------------------------
Edgar R. Fiedler

/s/ Keith R. Fox                 *         Trustee             December 28, 2000
----------------------------------
Keith R. Fox

Joan Edelman Spero               *         Trustee             December 28, 2000
----------------------------------
Joan Edelman Spero

/s/ Jean Gleason Stromberg       *         Trustee             December 28, 2000
----------------------------------
Jean Gleason Stromberg

/s/ Jean C. Tempel               *         Trustee             December 28, 2000
----------------------------------
Jean C. Tempel

/s/ Steven Zaleznick          *                Trustee                         December 28, 2000
-------------------------------
Steven Zaleznick

                                    Treasurer (Principal Financial and         December 28, 2000
/s/ John R. Hebble                         Accounting Officer)
-------------------------------
John R. Hebble



*By:     /s/ Joseph R. Fleming     *
         ---------------------------          December 28, 2000
         Joseph R. Fleming, Attorney-in-fact

*Executed pursuant to powers of attorney filed with the Registrant's Registration Statement on Form N-14 as filed with the Commission electronically herewith.

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    EXHIBITS

                                       TO

                                   FORM N-14

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                              SCUDDER FUNDS TRUST

                              SCUDDER FUNDS TRUST

                                 EXHIBIT INDEX


Exhibit 10     Scudder Funds Amended and Restated Multi-Distribution System Plan

Exhibit 11     Opinion and Consent of Dechert

Exhibit 14     Consents of Independent Auditors

Exhibit 16     Powers of Attorney

Exhibit 17     Form of Proxy